As filed with the Securities and Exchange Commission on July 26, 2006

                       1933 Act Registration No. 333-44423
                       1940 Act Registration No. 811-8611

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]
                                    Pre-Effective Amendment No.              [ ]
                                    Post-Effective Amendment No. 15          [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                            Amendment No. 16                 [X]

                      LEGG MASON CHARLES STREET TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

                                100 Light Street
                            Baltimore, Maryland 21202
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (410) 539-0000

Name and address of agent for service:          Copy to:

RICHARD M. WACHTERMAN, ESQ.                     ARTHUR C. DELIBERT, ESQ.
Legg Mason & Co., LLC                           Kirkpatrick & Lockhart Nicholson
100 Light Street                                Graham LLP
Baltimore, Maryland 21202                       1601 K Street, N.W.
(Name and address of agent for service)         Washington, D.C. 20006-1600

It is proposed that this filing will become effective:

[ ] Immediately upon filing pursuant to Rule 485(b)
[X] On July 29, 2006, pursuant to Rule 485(b)
[ ] 60 days after filing pursuant to Rule 485 (a)(1)
[ ] On, pursuant to Rule 485 (a)(1)
[ ] 75 days after filing pursuant to Rule 485(a)(2)
[ ] On , pursuant to Rule 485(a)(2)

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Legg Mason Charles Street Trust, Inc.

                       Contents of Registration Statement


This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Batterymarch U.S. Small Capitalization Equity Portfolio
Part A - Institutional and Financial Intermediary Class Prospectus

Batterymarch U.S. Small Capitalization Equity Portfolio
Institutional and Financial Intermediary Class Shares
Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

Batterymarch U.S. Small Capitalization Equity Portfolio







         INSTITUTIONAL CLASS AND FINANCIAL INTERMEDIARY CLASS PROSPECTUS

                                 August 1, 2006





                                      logo











As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not passed upon the accuracy or adequacy of this Prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

TABLE OF CONTENTS



About the Portfolio:

          1       Investment objective and policies

          3       Principal risks

          5       Performance

          7       Fees and expenses of the portfolio

          9       Management

About your investment:

         11       Shareholder eligibility

         12       How to invest

         15       How to redeem your shares

         17       Account policies

         20       Services for investors

         21       Distributions and taxes

         22       Portfolio holdings disclosure policy

         23       Financial highlights

BATTERYMARCH U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO


Batterymarch U.S. Small Capitalization Equity Portfolio (the "Portfolio") is closed to new investors. The Portfolio will remain open to additional investments by existing investors. Shareholders in other Legg Mason funds who do not already hold shares of the Portfolio will not be permitted to acquire shares of the Portfolio by exchange. Distributions to all shareholders of the Portfolio will continue to be reinvested in additional Portfolio shares unless a shareholder has elected otherwise. The closing does not restrict shareholders from redeeming shares of the Portfolio.

[icon] INVESTMENT OBJECTIVE AND POLICIES

The Portfolio offers two classes of shares: Financial Intermediary Class and Institutional Class. Each share class represents an investment in the same portfolio of securities, but is subject to different expenses, different distribution structures and different eligibility requirements for investing. (See "Fees and Expenses of the Portfolio" beginning on page 7 and "Shareholder Eligibility" beginning on page 11).


Investment objective: Long-term capital appreciation.

Principal investment strategies:

Under normal market conditions, the Portfolio will invest at least 80% of its net assets in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the United States. Batterymarch Financial Management, Inc. ("Batterymarch"), the Portfolio's adviser, defines small market capitalization companies as those whose market capitalizations are within the range of fifty million dollars to two billion dollars or are included in the Russell 2000 Index, determined at the time of the Portfolio's investment. The Russell 2000 Index is a capitalization-weighted broad-based index of 2000 small market capitalization U.S. companies. A company that was a small market capitalization company at the time of the Portfolio's investment will continue to be treated as such for purposes of the 80% test, even if its market capitalization is no longer within the range mentioned above or it is no longer included in the Russell 2000 Index.

Equity securities include common stock, preferred stock, securities convertible into or exchangeable for common stock, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk. The Portfolio may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs), which are typically dollar-denominated instruments held at U.S. banks and traded on an exchange in the United States.

The adviser uses a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Portfolio's investable universe by the adviser's determination of their relative attractiveness.

In addition to its principal investment strategies, the Portfolio may engage in other transactions. For example, although the Portfolio expects to remain substantially fully invested in equity securities, the Portfolio may invest in debt or other fixed-income securities, cash and money market instruments, including repurchase agreements. Up to 5% of the Portfolio's total assets may be invested in fixed-income securities rated below investment grade, commonly referred to as "junk bonds," or, if unrated, determined by the adviser to be of comparable quality. The Portfolio may also engage in reverse repurchase agreement transactions and other borrowings, purchase restricted and illiquid securities, lend its portfolio securities, invest in securities of other investment companies and engage in futures and options transactions.

For temporary defensive purposes, or when cash is temporarily available, the Portfolio may invest in investment grade, short-term debt instruments, including government, corporate and money market securities. If the Portfolio invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

The Portfolio's investment objective is non-fundamental, and the Board of Directors may change the Portfolio's investment objective, as well as its investment strategies and certain other policies, without shareholder approval. The Portfolio will not change its policy to invest at least 80% of its net assets in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the United States without providing shareholders at least 60 days' prior written notice. For purposes of this 80% policy, net assets include any borrowings for investment purposes.

[icon] PRINCIPAL RISKS

In General:

There is no assurance that the Portfolio will meet its investment objective; investors could lose money by investing in the Portfolio. As with all mutual funds, an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk:


Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The Portfolio may experience a substantial or complete loss on an individual stock.


Small Company Stocks:


Investing in the securities of smaller companies involves special risks. Small companies may have limited product lines, operating histories, markets or financial resources, or they may be dependent upon a limited management group. Among other things, the prices of securities of small sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions. Small sized companies may also be more difficult to value because few, if any, research analysts regularly follow them.


It is anticipated that some of the securities held by the Portfolio may not be widely traded and that the Portfolio's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Portfolio to dispose of such securities quickly at prevailing market prices and market prices may not always be readily available for use in determining the Portfolio's net asset value.

Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. In addition to exhibiting greater volatility, small-cap stocks may to a degree, fluctuate independently of larger-cap stocks, i.e., small-cap stocks may decline in price as the prices of large-cap stocks rise or vice versa. Small-cap companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies.

Investment Model:

The proprietary model used by the adviser to evaluate securities or securities markets is based on the adviser's understanding of the interplay of market factors and does not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the model.

Derivatives Risk:

The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options and warrants. Derivatives are financial instruments whose values depend upon, or are derived from, the value of something else, such as one or more underlying investments, indices or currencies. Derivatives may be traded on organized exchanges or in individually negotiated transactions with other parties (these are known as "over-the-counter" derivatives). The Portfolio may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although the adviser has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

Derivatives involve special risks and costs and may result in losses to the Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolio will depend on the adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Portfolio. The Portfolio's use of derivatives may also increase or accelerate the recognition of gains, which in turn would increase the amount of taxes payable by shareholders when those gains are distributed to them.

Other risks arise from the potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Portfolio's derivative positions at any time. In fact, many over-the-counter instruments will not be liquid. Over-the-counter instruments also involve the risk that the other party will not meet its obligations to the Portfolio.

Liquidity Risk:

Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these illiquid investments at the best prices. Investments in derivatives, foreign investments, restricted securities, securities of companies with small market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Portfolio Turnover:

A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment strategies, its portfolio turnover rate is expected to exceed 100%. High turnover rates can result in increased trading costs and higher levels of realized capital gains, resulting in taxes payable by the shareholders when those gains are distributed to them.

Risks Associated with Other Policies the Portfolio may Pursue:

In addition to the investment strategies described above, the Portfolio may also make other types of investments, and therefore may be subject to other risks. Some of these risks are described in the Portfolio's Statement of Additional Information ("SAI").

[icon] PERFORMANCE

The information below provides an indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual total returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of all distributions, if any. Historical performance of the Portfolio, whether before or after taxes, does not necessarily indicate what will happen in the future.

                           Institutional Class Shares

  Year-by-year total return as of December 31 of each year (before taxes)(%):*

--------------- ------------ ------------ ------------ ------------
     2001          2002         2003         2004         2005
--------------- ------------ ------------ ------------ ------------
--------------- ------------ ------------ ------------ ------------
    (5.68)        (12.74)       39.77        15.78        3.71
--------------- ------------ ------------ ------------ ------------

* The Portfolio's year-to-date total return as of June 30, 2006 was 6.67%.

                      During the past five calendar years:

-------------------- ---------------------------- ------------------------------
                            Quarter Ended                Total Return
-------------------- ---------------------------- ------------------------------
-------------------- ---------------------------- ------------------------------
Best quarter:               June 30, 2003                   16.27%
-------------------- ---------------------------- ------------------------------
-------------------- ---------------------------- ------------------------------
Worst quarter:           September 30, 2002                (15.72)%
-------------------- ---------------------------- ------------------------------

                          Average Annual Total Returns


The table below shows the Portfolio's average annual total returns before taxes for each share class. In addition, returns after taxes are shown for Institutional Class shares to illustrate the effect of federal taxes on Portfolio returns. The table also shows returns for the Russell 2000 Index, which is an unmanaged index comprised of the 2,000 smallest companies of the 3,000 largest U.S. companies based on market capitalization.


For the periods ended December 31, 2005:

--------------------------------------------------------------------- ----------------- ---------------- -----------------------
      Batterymarch U.S. Small Capitalization Equity Portfolio              1 Year           5 Years         Life of Class
--------------------------------------------------------------------- ----------------- ---------------- -----------------------
--------------------------------------------------------------------- ----------------- ---------------- -----------------------
Institutional Class Shares-                                                3.71%             6.67%             5.85% (b)
Return Before Taxes                                                        0.93%             5.42%             4.77% (b)
Return After Taxes on Distributions (a)                                    3.89%             5.20%             4.56% (b)
Return After Taxes on Distributions and Sale of Portfolio Shares (a)
--------------------------------------------------------------------- ----------------- ---------------- -----------------------
--------------------------------------------------------------------- ----------------- ---------------- -----------------------
Financial Intermediary Class Shares-                                       3.30%              N/A              17.30% (c)
Return Before Taxes
--------------------------------------------------------------------- ----------------- ---------------- -----------------------
--------------------------------------------------------------------- ----------------- ---------------- -----------------------
Russell 2000 Index (reflects no deduction for fees, expenses or            4.55%             8.22%             3.98% (d)
taxes)
--------------------------------------------------------------------- ----------------- ---------------- -----------------------


During periods of Portfolio losses, the return after taxes on distributions and sale of Portfolio shares may exceed the Portfolio's other returns because the loss generates a tax benefit that is factored into the result.


(a) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for the Portfolio's Financial Intermediary Class shares will differ from those shown above for Institutional Class shares. The

                                       5


         after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").
(b)      March 13, 2000 (commencement of operations) to December 31, 2005.
(c)      January 9, 2003 (commencement of operations) to December 31, 2005.
(d)      For the period February 29, 2000 to December 31, 2005.

[icon] FEES AND EXPENSES OF THE PORTFOLIO


The tables below describe the fees and expenses you may incur directly or indirectly as an investor in each respective class of the Portfolio. The Portfolio pays operating expenses directly out of the assets of the appropriate class, thereby lowering that class's dividends and/or share price. Other expenses include transfer agency, custody, professional and registration fees.


                                Shareholder Fees
                    (fees paid directly from your investment)

------------------------------------------ ----------------------------- -----------------------------
                                           Institutional Class           Financial Intermediary Class
------------------------------------------ ----------------------------- -----------------------------
------------------------------------------ ----------------------------- -----------------------------
Sales Charge (Load) Imposed on Purchases               None                          None
------------------------------------------ ----------------------------- -----------------------------
------------------------------------------ ----------------------------- -----------------------------
Sales Charge (Load) Imposed on                         None                          None
Reinvested Dividends
------------------------------------------ ----------------------------- -----------------------------
------------------------------------------ ----------------------------- -----------------------------
Redemption Fee*                                       2.00%                         2.00%
------------------------------------------ ----------------------------- -----------------------------


* Proceeds of shares redeemed or exchanged within 60 days of purchase will be subject to a 2% redemption fee. The fee is paid directly to the Portfolio and not to the Portfolio's manager or distributor.


                       Annual Portfolio Operating Expenses
               (expenses that are deducted from Portfolio assets)

------------------------------------------ ----------------------------- -----------------------------
                                           Institutional Class           Financial Intermediary Class
------------------------------------------ ----------------------------- -----------------------------
------------------------------------------ ----------------------------- -----------------------------
Management Fees                                        0.70%                         0.70%
------------------------------------------ ----------------------------- -----------------------------
------------------------------------------ ----------------------------- -----------------------------
Distribution and/or Service (12b-1) Fees               None                           0.25% (a)
------------------------------------------ ----------------------------- -----------------------------
------------------------------------------ ----------------------------- -----------------------------
Other Expenses                                         0.05%                         0.27%
------------------------------------------ ----------------------------- -----------------------------
------------------------------------------ ----------------------------- -----------------------------
Total Annual Portfolio Operating                       0.75%                         1.22%
Expenses (b)
------------------------------------------ ----------------------------- -----------------------------
------------------------------------------ ----------------------------- -----------------------------
Contractual Fee Waiver                                  N/A                          0.02%
------------------------------------------ ----------------------------- -----------------------------
------------------------------------------ ----------------------------- -----------------------------
Net Expenses                                           0.75%                         1.20%
------------------------------------------ ----------------------------- -----------------------------


(a) The 12b-1 fee shown in the table reflects the amount at which the Board of Directors has currently limited payments under the Portfolio's Financial Intermediary Class Distribution Plan. Pursuant to the Distribution Plan, the Board of Directors may authorize payment of up to 0.40% of average daily net assets without shareholder approval.


(b) Legg Mason Fund Adviser, Inc. ("LMFA") has contractually agreed to waive fees and reimburse other expenses so that Institutional Class and Financial Intermediary Class operating expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the annual rates of 0.95% and 1.20% of the Portfolio's average daily net assets attributable to Institutional Class and Financial Intermediary Class shares, respectively, until August 1, 2007. The Portfolio has agreed to pay LMFA for waived fees and reimbursed expenses provided that payment does not cause the Institutional Class and Financial Intermediary Class shares annual operating expenses to exceed 0.95% and 1.20%, respectively, of its average net assets and the payment is made within three years after the year in which LMFA earned the fee or incurred the expense.

Example:


This example helps you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in the Portfolio, assuming (1) a 5% return each year, (2) the Portfolio's operating expenses remain the same as shown in the table above (including the effect of the contractual fee waiver, for the specified period), and (3) you redeem all of your shares at the end of the time periods shown.


--------------------------- --------------------- ---------------------- ---------------------- ----------------------
                            1 Year                3 Years                5 Years                10 Years
--------------------------- --------------------- ---------------------- ---------------------- ----------------------
--------------------------- --------------------- ---------------------- ---------------------- ----------------------
Institutional Class         $77                   $240                   $417                   $930
--------------------------- --------------------- ---------------------- ---------------------- ----------------------
--------------------------- --------------------- ---------------------- ---------------------- ----------------------
Financial     Intermediary  $122                  $385                   $668                   $1,476
Class
--------------------------- --------------------- ---------------------- ---------------------- ----------------------

[icon] MANAGEMENT

Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, is the Portfolio's manager. LMFA is responsible for the non-investment affairs of the Portfolio, providing office space and administrative staff for the Portfolio and directing all matters related to the operations of the Portfolio. LMFA has been registered as an investment adviser since 1982. For its services during the fiscal year ended March 31, 2006, the Portfolio paid LMFA a fee equal to 0.70% of its average daily net assets (before any waiver or reimbursement).


LMFA has retained Batterymarch, 200 Clarendon Street, Boston, Massachusetts 02116, to serve as investment adviser to the Portfolio. Batterymarch provides investment management services to the Portfolio, including for making investment decisions and placing orders to buy, sell or hold particular securities. Batterymarch, founded in 1969, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $17.7 billion (plus an additional $5.3 billion managed by employees of Batterymarch in their capacity as employees of entities affiliated with Batterymarch) as of March 31, 2006.

A discussion regarding the basis for the Board of Directors' approval of the continuation of the Portfolio's investment management agreement and investment advisory agreement is available in the Portfolio's annual report to shareholders for the period ended March 31, 2006.


LMFA pays the fee of Batterymarch. To the extent LMFA receives a management fee after taking into account its contractual obligation to limit expenses, LMFA will pay Batterymarch a portion of the management fee it receives from the Portfolio. For its services during the fiscal year ended March 31, 2006, LMFA paid Batterymarch a fee equal to 0.63% of the Portfolio's average daily net assets (before any waiver or reimbursement).

Portfolio Management:


Batterymarch uses a team approach to investment management. Members of the team may change from time to time. The U.S. investment team is led by the following co-directors:

     Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

    Stephen A. Lanzendorf, CFA, joined Batterymarch in 2006 as a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. An experienced quantitative strategist, Mr. Lanzendorf previously held responsibilities at Independence Investments and The Colonial Group. He is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society. Mr. Lanzendorf has 22 years of investment experience.


Batterymarch believes strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review of all trades before execution.


As a risk control measure, portfolio managers review buy/sell decisions prior to execution and have the discretion to modify a trade decision if, in their judgment, a significant market event or mitigating factor has occurred that is not yet reflected in the quantitative data used by Batterymarch's models.

The Portfolio's SAI provides information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Portfolio.

Distributor of the Portfolio's Shares:


Legg Mason Investor Services, LLC ("LMIS"), 100 Light Street, Baltimore, Maryland 21202, distributes the Portfolio's shares. The Portfolio has adopted a Distribution and Shareholder Services Plan under Rule 12b-1 that allows it to pay fees for the sale of Financial Intermediary Class shares and for services provided to Financial Intermediary Class shareholders. The fees are calculated daily and paid monthly. Under the Financial Intermediary Class Plan, the Portfolio pays LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of shares or administration of plans or programs that use Financial Intermediary Class shares as their funding medium, and may reimburse certain other expenses and payments. On an annual basis, the Plan provides that the Portfolio may pay 12b-1 fees in an amount up to 0.40% of the Portfolio's average daily net assets attributable to Financial Intermediary Class shares subject to the actual amounts to be paid being set by the Board of Directors. The Board of Directors has currently approved payment of 0.25% of the average daily net assets attributable to the Financial Intermediary Class. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Financial Intermediary Class shares and may cost you more than paying other types of sales charges.

The Portfolio's adviser and its affiliates may pay non-affiliated entities out of their own assets to support the distribution of Financial Intermediary Class and Institutional Class shares and shareholder servicing. These payments may create an incentive for a dealer (or other entity) or its representatives to recommend or offer shares of the Portfolio to its customers.

Shares of either class may be available through authorized financial intermediaries. For either class, the Portfolio may pay such financial intermediaries for their services out of that class's assets pursuant to the class's distribution plan, if any, or otherwise, as appropriate. These services include sub-accounting and other shareholder services. The Portfolio may pay different financial intermediaries different rates for the sub-accounting and other services they provide when the Portfolio determines that this is in the best interest of the Portfolio and its shareholders. LMIS and its affiliates (including the adviser) may also from time to time, at their own expense, make payments to financial intermediaries that make shares of the Portfolio available to their clients or to other parties in connection with the sale of shares. If investors effect transactions through a broker or agent, investors may be charged a fee by that broker or agent.


Salespersons and others entitled to receive compensation for selling or servicing Portfolio shares may receive more with respect to one class than another.

LMFA, Batterymarch and LMIS are wholly-owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] SHAREHOLDER ELIGIBILITY


The Portfolio generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO and U.S. territories are acceptable) or for a non-resident alien.


Summarized below are the eligibility requirements for each share class. Once you determine which share class is available to you for investment, you should follow the purchasing instructions beginning on page 12.


You can buy shares directly from the Portfolio by calling Legg Mason Investor Services - Institutional at 1-888-425-6432. You can also buy shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the Portfolio.


The Portfolio reserves the right to revise the minimum initial investment and other eligibility requirements at any time. In addition, the Portfolio may waive the minimum initial investment requirements in its sole discretion.

Institutional Class and Financial Intermediary Class Shares


For questions regarding your eligibility to invest in Institutional Class or Financial Intermediary Class shares, call 1-888-425-6432 or contact your financial intermediary. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes.

The following classes of investors may purchase Institutional Class shares:

o Institutional investors who make an initial investment of at least $1 million in the Portfolio. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

o Investors who invest in the Portfolio through financial intermediaries that offer their clients Institutional Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

o Employees of the Portfolio's investment adviser and the spouses and children of such employees may purchase Institutional Class shares of the Portfolio. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.



The following classes of investors may purchase Financial Intermediary Class shares:


o Institutional investors who make an initial investment of at least $1 million in the Portfolio. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities.

o Investors who invest in the Portfolio through financial intermediaries that offer their clients Financial Intermediary Class shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) employee benefit plans such as 401(k), 457 or 403(b) retirement plans or (iii) college savings vehicles such as 529 plans) authorized by LMIS.

[icon] HOW TO INVEST


Shareholder Accounts

You have the following options for holding Portfolio shares.

1. You may hold Portfolio shares in a securities brokerage account with a firm that has an agreement with LMIS with respect to the class of shares that you own. At the present time, there are only a small number of securities firms that have agreements of this kind.

2. You may hold Portfolio shares directly with the Portfolio, through its transfer agent. There are no additional fees to you for holding your shares directly with the Portfolio in this manner. You will receive confirmations of transactions from the Portfolio's transfer agent and periodic statements reporting your account activity and share ownership. To assist you in the management of your account you may direct the Portfolio's transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge. You may call the Portfolio at 888-425-6432 regarding holding Portfolio shares directly with the Portfolio.

To obtain an application, please call 1-888-425-6432.

If you invest through a financial intermediary, note that you may purchase shares only in accordance with your financial intermediary's instructions and limitations. Your financial intermediary may have different minimum investment requirements for investments in Institutional Class or Financial Intermediary Class shares than the minimum investment requirements described in this Prospectus.

Once your account is open, you may use the following methods to purchase additional shares of the Portfolio.

-------------------------------------------------------------------------------------------------------------------
                           Directly With The Portfolio
-------------------------------------------------------------------------------------------------------------------
----------------------- -------------------------------------------------------------------------------------------
Wire Transfers          Wire federal funds to State Street Bank and Trust Company, the Portfolio's custodian.
                        Before wiring federal funds, you must first telephone the Portfolio at 1-888-425-6432 to receive instructions for wire transfer. Please note that the following information will be required when calling: shareholder name; name of the person authorizing the transaction; shareholder account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

                        Funds should be wired through the Federal Reserve System to:

                                  State Street Bank and Trust Company
                                  ABA #011-000-028
                                  DDA #99046096
                                  Legg Mason [Insert name of fund and class of shares]
                                  [Insert account name and number]

                        The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.
----------------------- -------------------------------------------------------------------------------------------
----------------------- -------------------------------------------------------------------------------------------
Contributions of        Shares may be purchased and paid for by the contribution of eligible portfolio
Eligible Securities     securities, subject in each case to approval by the Portfolio's adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the Portfolio. Investors who wish to purchase Portfolio shares through the contribution of securities should contact the Portfolio at
                        1-888-425-6432 for instructions.

                        Investors should realize that at the time of contribution they may recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of the Portfolio, has full discretion to accept or reject any appropriate securities offered as payment for shares. Securities will not be accepted in payment of Portfolio shares from persons who are affiliated with the Portfolio's adviser or the Portfolio.

                        Securities offered in payment for shares will be valued in the same way and at the same time the Portfolio values its portfolio securities for the purpose of determining net asset value. (See "Calculation of Net Asset Value" below.)
----------------------- -------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       Through Your Financial Intermediary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your financial intermediary can purchase shares of the Portfolio on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your financial intermediary may be subject to transaction fees or other purchase conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------


The Portfolio must receive your purchase order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the Portfolio) before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m., Eastern time, to receive that day's price. Orders received after the close of the Exchange will be processed at the Portfolio's net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by certain retirement plans and other financial intermediaries before the close of regular trading on the Exchange and communicated to the Portfolio on the following business day, will be processed at the net asset value determined on the day the order was received by the financial intermediary. Certain financial intermediaries may have agreements to purchase shares of the Portfolio, with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the financial intermediary could be held liable for resulting fees or losses. If you invest in the Portfolio through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the Portfolio in a timely manner.

Any shares purchased or received as a distribution will be credited directly to the investor's account.

The Portfolio may be available for purchase by retirement plans, including 401(k) plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Portfolio for execution.

The Portfolio may not be available for sale in certain states. Prospective investors should inquire as to whether the Portfolio is available for sale in their state of residence.

Account Registration Changes:

Changes in registration or account privileges for accounts held directly with the Portfolio must be made in writing. Signature guarantees are required. (See "ACCOUNT POLICIES - Signature Guarantee" below.) All correspondence must include the account number and must be sent to:

         Legg Mason Investor Services - Institutional
         c/o Boston Financial Data Services
         P.O. Box 8037
         Boston, Massachusetts 02206-8037

[icon] HOW TO REDEEM YOUR SHARES


You can redeem your shares through any of the following methods.

------------------------------------------------------------------------------------------------------------------------
                           Directly With The Portfolio

Redemptions may be initiated by telephone by calling the Portfolio at 1-888-425-6432, but must be confirmed in writing prior to processing.

All requests for redemption should indicate: 1) the number of shares or dollar amount to be redeemed and the investor's shareholder account number; 2) the investor's name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account; 3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact the fund for further details); and 4) the name, address, and account number to which the redemption payment should be sent.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in proper form. Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.
------------------------------------------------------------------------------------------------------------------------
------------------------------ -----------------------------------------------------------------------------------------
Mail                           Send a letter to the Portfolio requesting redemption of your shares to: Legg Mason
                               Investor Services - Institutional, c/o BFDS, P.O. Box 8037, Boston, Massachusetts
                               02206-8037.
------------------------------ -----------------------------------------------------------------------------------------
------------------------------ -----------------------------------------------------------------------------------------
Fax                            Fax a request for redemption to the Portfolio at 781-796-3326.
------------------------------ -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Through Your Financial Intermediary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Your financial intermediary can redeem shares of the Portfolio on your behalf. Redemptions made through your financial intermediary may be subject to transaction fees or other conditions as set by your financial intermediary. You should consult its program literature for further information.
--------------------------------------------------------------------------------

The Portfolio must receive your redemption order in proper form (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the Portfolio) before the close of regular trading on the Exchange, normally 4:00 p.m., Eastern time, to receive that day's price. However, orders received by certain retirement plans and other financial intermediaries by the close of regular trading on the Exchange and communicated to the Portfolio on the following business day, will be effected at the net asset value determined on the day the order was received by the financial intermediary. If you invest in the Portfolio through a financial intermediary, it is your financial intermediary's responsibility to transmit your order to the Portfolio in a timely manner.

Additional Information about Redemptions:

The Portfolio's service providers will follow reasonable procedures to ensure the validity of any telephone or wire redemption request, such as requesting identifying information from users or employing identification numbers. The Portfolio and its service providers will not be responsible for any account losses due to fraudulent telephone or wire orders that they reasonably believe to be genuine.

Payment of redemption proceeds of shares that were recently purchased by check or acquired through reinvestment of distributions paid on such shares by the Portfolio may be delayed for up to ten days from the purchase date until the check has cleared.

The Portfolio has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

Redemption Fee:

The Portfolio is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions affect the Portfolio's investment planning and create additional transaction and other costs. For this reason, the Portfolio imposes a 2% redemption fee on all redemptions, including exchanges, of Portfolio shares redeemed or exchanged within 60 days. The fee will be paid directly to the Portfolio to help offset the costs imposed on it by short-term trading.

The Portfolio will use the "first-in, first-out" method to determine the holding period of shares -- that is, the Portfolio will assume that the oldest shares are redeemed first. The fee will not apply to any shares purchased through reinvestment of dividends or other distributions or through automatic or systematic purchase or redemption plans approved by the Portfolio or an intermediary through which shares of the Portfolio are offered. In qualified retirement accounts invested in the Portfolio, the redemption fee will only apply to participant initiated redemptions associated with exchanges.


If your shares are held through an intermediary in an omnibus account, the Portfolio relies on the intermediary to assess the redemption fee on underlying shareholder accounts. Certain intermediaries may not apply some or all of the exemptions to the redemption fee policy; therefore, redemptions by persons trading through such intermediaries will be subject to the policies of those intermediaries. If you hold shares through an intermediary, you should check with your respective intermediary to determine which transactions are subject to the redemption fee. LMIS seeks to identify intermediaries maintaining omnibus accounts in the Portfolio, and to ensure their implementation of the Portfolio's redemption fee policy; however, there can be no assurance that LMIS will be successful in identifying all intermediaries or that the intermediaries will properly assess the fee.

[icon] ACCOUNT POLICIES

Calculation of Net Asset Value:

Net asset value per share of each class of shares is determined daily as of the close of regular trading on the Exchange on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate the Portfolio's Institutional Class or Financial Intermediary Class share price, the Portfolio's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class.

The Portfolio's securities are generally valued on the basis of closing market prices or market quotations. OTC securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. When closing market prices or market quotations are not readily available (such as when trading in a security is halted or when the principal exchange on which a security is traded closes early) or are considered by the adviser to be unreliable, the Portfolio's securities are valued at fair value as determined under policies approved by the Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the security generally is valued on the market considered by the adviser to be the primary market. The Portfolio values its foreign securities in U.S. dollars on the basis of foreign currency exchange rates prior to the close of trading on the Exchange, generally, 2:00 p.m., Eastern time. Fixed-income securities generally are valued using market quotations or independent pricing services that use prices provided by market makers or estimates of market values. Fair value methods are necessarily estimates, and the use of fair value prices may cause the net asset value of the Portfolio's shares to differ from the net asset value that would be calculated using other methods of valuation.

To the extent that the Portfolio has portfolio securities that are primarily listed on foreign exchanges that trade on days when the Portfolio does not price its shares, the net asset value of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

Signature Guarantee:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). The Portfolio and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Portfolio may change the signature guarantee requirements from time to time without prior notice to shareholders.


A signature guarantee may be required for the following situations:

o remitting redemption proceeds to any person, address or bank account not on record.
o making changes to the account registration after the account has been opened.
o transferring shares to an account in another Legg Mason Institutional fund with a different account registration.


Other:


Portfolio shares may not be held in, or transferred to, an account with any firm that does not have an agreement with LMIS or its affiliates.


Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the Portfolio to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

The Portfolio reserves the right to:

o    suspend the offering of shares permanently or for a period of time;

o redeem shares if information provided in the application should prove to be incorrect in any manner judged by the Portfolio to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of the Portfolio);

o waive the minimum investable assets requirement or the minimum initial investment for certain investors; and

o delay sending out redemption proceeds for up to seven days if, in the judgment of LMFA or Batterymarch, the Portfolio could be adversely affected by immediate payment. The Portfolio may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended.

Frequent Trading of Portfolio Shares:

Frequent trading in the Portfolio's shares increases the Portfolio's administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of the Portfolio's portfolio and increase the Portfolio's costs associated with trading the Portfolio's securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by the Portfolio's other shareholders. The Portfolio therefore discourages frequent purchases and redemptions by shareholders.

The Portfolio reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board of Directors has determined that the Portfolio is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the securities markets.


Under the Portfolio's frequent trading policy, the Portfolio reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever the Portfolio detects a pattern of excessive trading. The policy provides that the Portfolio will use its best efforts to restrict a shareholder's trading privileges in the Legg Mason Funds if that shareholder has engaged in four or more "Round Trips" during any rolling 12-month period. However, the Portfolio has the discretion to determine that restricting a shareholder's trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the Portfolio. In making such a determination, the Portfolio will consider, among other things, the nature of the shareholder's account, the perceived reason for the frequent trading and the amount of trading. Additionally, the Portfolio has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the Portfolio may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the Portfolio altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the Portfolio.

A "Round Trip" is defined as a purchase (including subscriptions and exchanges) into the Portfolio followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the Portfolio within 30 days of such purchase. Purchases and sales of Portfolio shares pursuant to an automatic investment plan and systematic withdrawal plan are not considered in determining Round Trips.


With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the Portfolio uses reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, the Portfolio will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the Portfolio's frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary maintaining such account. The Portfolio may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the Portfolio that provide a substantially similar level of protection against excessive trading.

Although the Portfolio will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

[icon] SERVICES FOR INVESTORS


If you hold shares through an intermediary, such as a securities brokerage firm, you may acquire shares of another Legg Mason fund by an exchange only if your intermediary has an agreement with the fund's distributor with respect to the class of shares of the Legg Mason fund that you seek to acquire.

Below is a description of services provided to shareholders who own shares directly with the Portfolio. You should contact your financial intermediary to determine if it offers similar services to those listed below.

Confirmations and Account Statements:

You will receive a confirmation from the Portfolio after each transaction. You will receive account statements monthly.


Systematic Withdrawal Plan:


Certain accounts may be eligible to make systematic withdrawals from the Portfolio. Contact Legg Mason Investor Services - Institutional at 1-888-425-6432 to determine your account's eligibility to participate in the Systematic Withdrawal Plan. Ordinarily, you should not purchase additional shares of the Portfolio when you are a participant in the plan, because there are tax disadvantages associated with such purchases and withdrawals.


Exchange Privilege:


Institutional Class and Financial Intermediary Class shares of the Portfolio may be exchanged for shares of the same class of any other Legg Mason fund, provided the investor meets the eligibility criteria of that class of that fund. You can request an exchange in writing (including by Fax).

Important Information About Exchanges: In each case, the fund into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of the Portfolio's shares will be treated as a sale of the shares being redeemed, and any gain on the sale will generally be taxable.

The Portfolio reserves the right to terminate or modify the exchange privilege after at least 60 days' prior written notice to shareholders.

Mailing of Shareholder Communications:

If two or more members of your household are Legg Mason fund shareholders, you may elect to have all account communications for those funds combined in one convenient mailing. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the Portfolio by calling 1-888-425-6432 or write to Legg Mason Investor Services
- Institutional, c/o BFDS, P.O. Box 8037, Boston, MA 02206-8037.

[icon] DISTRIBUTIONS AND TAXES

The Portfolio declares and pays dividends from its net investment income, if any, annually.


The Portfolio distributes substantially all of its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and the excess of net short-term capital gain over net long-term capital loss, if any, after the end of the taxable year in which the gain is realized. A second distribution of such gain(s) may be necessary in some years to avoid imposition of a federal excise tax.

Portfolio dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Portfolio. Dividends from the Portfolio's investment company taxable income (which includes net investment income and the excess of net short-term capital gain over net long-term capital loss, both determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that the part of the dividends that is "qualified dividend income" (i.e., dividends on stock of most U.S. corporations and certain foreign corporations with respect to which the Portfolio satisfies certain holding period, debt-financing, and other restrictions), if any, is subject to a maximum federal income tax rate of 15% for individual shareholders who satisfy those restrictions with respect to their shares on which the Portfolio dividends are paid. Distributions of the Portfolio's net capital gain are taxable as long-term capital gain (also generally at a maximum 15% rate for individual shareholders), regardless of how long you have held your Portfolio shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

The sale or exchange of Portfolio shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2008 of his or her Portfolio shares that have been held for more than one year will generally qualify for the 15% maximum federal income tax rate.


As required by law, the Portfolio will withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the Portfolio with a valid taxpayer identification number. The Portfolio is also required to withhold 28% of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state, and local tax considerations.


Receiving Your Dividends and Other Distributions:

Contact your financial intermediary to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with the Portfolio, the following conditions apply:

o your dividends and other distributions will be automatically reinvested in the distributing class of shares of the Portfolio, unless you elect to receive dividends and/or other distributions in cash.
o to change your election, you must notify the Portfolio at least ten days before the next distribution is to be paid.
o if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in Portfolio shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

[icon]  PORTFOLIO HOLDINGS DISCLOSURE POLICY


A description of the Portfolio's policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Portfolio's Statement of Additional Information. The Portfolio's complete holdings are available at http://www.leggmasoninstitutionalfunds.com approximately on the next to last business day of the month following each quarter-end, and partial information concerning the Portfolio's holdings (such as top ten holdings) is available on the Legg Mason Funds' website, in fact sheets and other formats, approximately on the 10th business day of the month following each quarter-end. Such information will remain available until the next quarter's holdings are posted.

[icon] FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five years or, for the Financial Intermediary Class, since inception of the Class. Total return represents the rate that an investor would have earned (or lost) on an investment in the Portfolio, assuming reinvestment of all dividends and other distributions. Certain information reflects financial results for a single Portfolio share. This information has been audited for the fiscal year ending 2006 by the Portfolio's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the Portfolio's annual report. The information for years presented prior to the fiscal year ended March 31, 2006 was audited by the Portfolio's prior independent registered public accounting firm. The Portfolio's annual report is available upon request by calling toll-free 1-888-425-6432.


Institutional Class:

                                                                              Years Ended March 31,
                                                 -------------------------------------------------------------------------------
                                                     2006            2005            2004            2003             2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                $    11.61      $    11.90      $     8.09      $    10.27       $     8.72
                                                 --------------  -------------   --------------  --------------   --------------

Investment operations:
      Net investment income                              .02            .01              .01             .04              .03
      Net realized and unrealized gain/(loss) on
           investments                                  2.21            .58             4.05          (2.18)            1.56
                                                 --------------  -------------   --------------  --------------   --------------
      Total from investment operations                  2.23            .59             4.06          (2.14)            1.59
                                                 --------------  -------------   --------------  --------------   --------------

Distributions:
      From net investment income                        (.02)          (.01)            (.02)          (.04)            (.04)
      From net realized gain on investment              (1.39)         (.87)            (.23)           ---              ---
                                                 --------------  -------------   --------------  --------------   --------------
      Total distributions                               (1.41)          (.88)            (.25)         (.04)            (.04)
                                                 --------------  -------------   --------------  --------------   --------------
Net asset value, end of year                      $    12.43      $    11.61      $    11.90      $     8.09       $    10.27
                                                 ==============  =============   ==============  ==============   ==============
      Total return                                      20.95%          5.87%           50.52%        (20.87)%           18.26%
Ratios to Average Net Assets:A
      Total expenses                                      .75%           .76%             .81%            .87%             .94%
      Expenses net of waivers, if any                     .75%           .76%             .81%            .87%             .94%
      Expenses net of all reductions                      .75%           .76%             .81%            .87%             .94%
      Net investment income (loss)                        .16%           .13%             .15%            .59%             .35%

Supplemental data:
      Portfolio turnover rate                           152.9%         175.0%           141.1%          119.4%           158.0%
      Net assets, end of year (in thousand)           $962,303        $667,045        $565,130        $209,376         $157,560
--------------------------------------------------------------------------------------------------------------------------------

A Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

Financial Intermediary Class:

                                                                         Years Ended March 31,
                                                           -----------------------------------------------------------------
                                                                2006            2005             2004             2003B
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                              $11.56          $11.88            $8.09            $8.47
                                                           ---------------  --------------   --------------   ----------------
Investment operations:
    Net investment income                                       (.04)           (.03)            (.01)             ---C
    Net realized and unrealized gain/(loss) on investments      2.19             .58             4.03             (0.38)
                                                           ---------------  --------------   --------------   --------------
    Total from investment operations                            2.15             .55             4.02             (0.38)
                                                           ---------------  --------------   --------------   --------------
Distributions:
    From net investment income                                  ---              ---              ---D              ---
    From net realized gain on investments                      (1.39)           (.87)            (.23)              ---
                                                           ---------------  --------------   --------------   --------------
    Total distributions                                        (1.39)           (.87)            (.23)              ---
                                                           ---------------  --------------   --------------   --------------
Net asset value, end of year                                   $12.32          $11.56           $11.88            $8.09
                                                           ===============  ==============   ==============   ==============
    Total return                                                20.29%           5.42%           50.01%           (4.49)%E
Ratios to Average Net Assets:A
    Total expenses                                               1.22%           1.20%            1.06%            1.10%F
    Expenses net of waivers, if any                              1.20%           1.20%            1.06%            1.10%F
    Expenses net of all reductions                               1.20%           1.20%            1.06%            1.10%F
    Net investment income (loss)                                (.28)%          (.31)%           (.33)%             .14%F
Supplemental Data:
    Portfolio turnover rate                                        152.9%        175.0%           141.1%           119.4%F
    Net assets, end of year (in thousands)                        $11,150       $11,031          $11,286           $688
----------------------------------------------------------------------------------------------------------------------------

A Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
B   For the period January 9, 2003 (commencement of operations) to March 31, 2003.
C   $0.0003 per share
D   $0.004 per share
E   Not annualized.
F   Annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK

LEGG MASON FUNDS PRIVACY POLICY



         We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.


From time to time, we may collect a variety of personal information about you, including:

o information we receive from you on applications and forms, via the telephone, and through our websites;
o information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and
o    information we receive from consumer reporting agencies.


         We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.


With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.




                    [This page is not part of the Prospectus]

BATTERYMARCH U.S. SMALL CAPITILAZATION EQUITY PORTFOLIO

The following additional information about the Portfolio is available upon request and without charge:


Statement of Additional Information (SAI) -The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the Portfolio and its policies. The SAI is available free of charge at the Legg Mason Institutional Funds' website listed below.

Annual and Semi-Annual Reports - Additional information about the Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. These reports are available free of charge at the Legg Mason Funds' website listed below.


To request the SAI or any reports to shareholders, or to obtain more information:

                 Institutional Class and Financial Intermediary
                               Class Shareholders
                  Legg Mason Investor Services - Institutional
                       c/o Boston Financial Data Services
                                  P.O. Box 8037
                        Boston, Massachusetts 02206-8037
                                 1-888-425-6432
                          www.lminstitutionalfunds.com



Information about the Portfolio, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolio are available on the EDGAR database on the SEC's Internet site at www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



                                    Investment Company Act File Number: 811-8611

                      LEGG MASON CHARLES STREET TRUST, INC.
             BATTERYMARCH U.S. SMALL CAPITALIZATION EQUITY PORTFOLIO

       INSTITUTIONAL CLASS SHARES and FINANCIAL INTERMEDIARY CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 2006




This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Portfolio's Prospectus dated August 1, 2006, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). The Portfolio's financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Portfolio's annual report to shareholders into (and are therefore legally part of) this SAI. A copy of the Prospectus or the annual report may be obtained without charge from the Portfolio's distributor, Legg Mason Investor Services, LLC ("LMIS"), by calling 1-800-425-6432.



                        Legg Mason Investor Services, LLC
--------------------------------------------------------------------------------

                                100 Light Street
                                  P.O. Box 1476
                         Baltimore, Maryland 21203-1476
                          (410) 539-0000 (800) 822-6432

Table of Contents

Description of the Portfolio                                                                               3
Definitions                                                                                                3
Additional Information About Investment Limitations and Policies                                           4
Additional Information About Securities, Investment Techniques and Related Risks                           6
Valuation of Portfolio Shares                                                                             22
Management of the Portfolio                                                                               26
Purchases and Redemptions                                                                                 39
Exchange Privilege                                                                                        40
Systematic Withdrawal Plan                                                                                40
Portfolio Transactions and Brokerage                                                                      41
Additional Tax Information                                                                                42
Capital Stock Information                                                                                 44
Financial Statements                                                                                      45
Proxy Voting Policies                                                                                     A-1








No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Portfolio or its distributor. The Prospectus and this SAI do not constitute offerings by the Portfolio or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

DESCRIPTION OF THE PORTFOLIO


Legg Mason Charles Street Trust, Inc. ("Corporation") is an open-end diversified management investment company that was incorporated in Maryland on January 13, 1998. Prior to April 27, 2001, Legg Mason Charles Street Trust, Inc. was known as "LM Institutuional Fund Advisors II, Inc." Batterymarch U.S. Small Capitalization Equity Portfolio ("Portfolio") is a separate diversified series of the Corporation.


DEFINITIONS

"Adviser" means Batterymarch.

"Batterymarch" means Batterymarch Financial Management, Inc., 200 Clarendon Street, Boston, Massachusetts 02116.

"Code" means the Internal Revenue Code of 1986, as amended.


"Distributor" means LMIS, the party that is responsible for the distribution or sale of the Corporation's shares.


"Exchange" means the New York Stock Exchange.

"Fundamental Investment Limitation" means an investment limitation of the Portfolio that may be changed only with the affirmative vote of the lesser of
(a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of the shares of the Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy. Only those policies or limitations expressly designated as such are Fundamental Investment Limitations. All other policies and limitations may be changed without shareholder approval.

"Independent Director" means a Director of the Corporation who is not an "interested person" (as defined in the 1940 Act) of the Corporation.

"Manager" or "LMFA" means Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, MD 21202.

"1940 Act" means the Investment Company Act of 1940, as amended.

"NRSRO" means a nationally recognized statistical rating organization, including Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

"Plan" means the Portfolio's Distribution and Shareholder Services Plan (12b-1
Plan) for the Financial Intermediary Class.

"SAI" means this Statement of Additional Information.

"SEC" means the Securities and Exchange Commission.

"12b-1 Director" means a Director of the Corporation who is an Independent Director and who has no direct or indirect financial interest in the operation of the Plan or the Corporation's Underwriting Agreement.

ADDITIONAL INFORMATION ABOUT INVESTMENT LIMITATIONS AND POLICIES


                                  FUND POLICIES

The following information supplements the information concerning the Portfolio's investment objective, policies and limitations found in the Prospectus.


The Portfolio's investment objective is long-term capital appreciation. The investment objective is non-fundamental and may be changed by the Corporation's Board of Directors ("Board of Directors") without shareholder approval upon at least 60 days' prior written notice to shareholders.


     The Portfolio has adopted the following Fundamental Investment Limitations.

1. Borrowing: The Portfolio may not borrow money, except (1) in an amount not exceeding 33 1/3 % of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. Underwriting: The Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Portfolio may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the Portfolio from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. Loans: The Portfolio may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Portfolio from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. Senior Securities: The Portfolio may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. Real Estate: The Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Portfolio from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

6. Commodities: The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Portfolio from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;

7. Concentration: The Portfolio may not make any investment if, as a result, the Portfolio's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and
     Exemptions) in any one industry. This restriction does not limit the Portfolio's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

Although not a part of the Portfolio's Fundamental Investment Limitation on concentration, it is the current position of the SEC staff that a portfolio's investments are concentrated in an industry when 25% or more of the portfolio's net assets are invested in issuers whose principal business is in that industry. If the Portfolio were to "concentrate" its investments in a particular industry, investors would be exposed to greater risks because the Portfolio's performance would be largely dependent on that industry's performance.

The foregoing fundamental investment limitations may be changed only by "the vote of a majority of the outstanding voting securities" of the Portfolio, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present, or (b) of more than 50% of the outstanding voting securities of the Portfolio, whichever is less.

The following are some of the non-Fundamental Investment Limitations that the Portfolio currently observes:

1. Borrowing: The Portfolio will not borrow for investment purposes an amount in excess of 5% of its total assets.

2. Illiquid Securities: The Portfolio may invest up to 15% of its net assets in illiquid securities.

3. Short Sales: The Portfolio may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased on a forward commitment or delayed delivery basis or other financial instruments.


4. Margin Purchases: The Portfolio may not purchase securities on margin, except that (1) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions and (2) the Portfolio may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.


The Portfolio is diversified under the 1940 Act. Although not a part of the Portfolio's Fundamental Investment Limitations, the 1940 Act states that a portfolio is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the portfolio's total assets and (2) no more than 10% of the outstanding voting securities of such issuer. The Portfolio may change to non-diversified status only with the affirmative vote of the Portfolio's shareholders.


Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth above is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the value of portfolio securities, in the asset value of the Portfolio, or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation. The Portfolio will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.

Under normal conditions, the Portfolio will invest at least 80% of its assets in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the United States. The Portfolio may not change its policy to invest at least 80% of its assets plus any borrowings for investment purposes in equity securities of companies with small market capitalizations domiciled or having their principal activities in the United States without providing shareholders at least 60 days' prior written notice. For purposes of this limitation only, assets include the amount of any borrowing for investment purposes.


ADDITIONAL INFORMATION ABOUT SECURITIES, INVESTMENT TECHNIQUES AND RELATED RISKS

In addition to the principal investment strategies and the principal risks described in the Prospectus, the Portfolio may employ other investment practices and may be subject to other risks, some of which are described below. Unless a strategy or policy described below is specifically prohibited by applicable law or by the investment restrictions explained in the Prospectus, or elsewhere in this SAI, the Portfolio may engage in each of the practices listed below.

Investment Policies

Except for investment policies designated as fundamental in the Prospectus or this SAI, the investment policies described in the Prospectus and in this SAI are not fundamental policies. Changes to fundamental investment limitations require shareholder approval; the Directors may change any non-fundamental investment limitation without shareholder approval.

Foreign Securities

DEPOSITARY RECEIPTS. American Depositary Receipts, or "ADRs," are securities issued by a U.S. depositary (usually a bank) and represent a specified quantity of underlying non-U.S. securities on deposit with a custodian bank as collateral. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer or the underlying security. ADRs may also be subject to exchange rate risks if the underlying securities are denominated in foreign currency. The Portfolio may also invest in similar non-U.S. instruments issued by foreign banks or trust companies, such as Global Depositary Receipts ("GDRs") and European Depositary Receipt ("EDRs"). For purposes of its investment policies, the Portfolio will treat ADRs and similar instruments as equivalent to investment in the underlying securities.

Preferred Stocks and Convertible Securities

A preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion or exchange amount. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to (1) permit the issuer to redeem the security (2) convert it into the underlying common stock or
(3) sell it to a third party. Any of these actions could have an adverse effect on the Portfolio's ability to achieve its investment objective.

Debt and Fixed-Income Securities

The Portfolio may invest in a variety of debt and fixed-income securities. These securities share one principal risk: their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's fixed-income investments. Conversely, during periods of rising interest rates, the value of the Portfolio's fixed-income investments will generally decline. The magnitude of these fluctuations will generally be greater when the Portfolio's duration or average maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the Portfolio's net asset value. The most common types of these instruments, and the associated risks, are described below. Subject to its investment policies and applicable law, the Portfolio may invest in these and other fixed-income instruments.

U.S. GOVERNMENT OBLIGATIONS. U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Ginnie Mae certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks);
(c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

CORPORATE DEBT SECURITIES. The Portfolio may invest in debt securities (i.e., bonds, debentures, notes and other similar debt instruments) of domestic non-governmental issuers which meet the minimum credit quality criteria set forth for the Portfolio. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may include warrants, may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

RATINGS OF DEBT OBLIGATIONS. Moody's, S&P and other NRSROs are private organizations that provide ratings of the credit quality of debt obligations. The Portfolio may consider these ratings in determining whether to purchase, sell or hold a security. Ratings are not absolute assurances of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

LOWER-RATED SECURITIES. Non-investment grade securities, i.e., securities rated below Baa by Moody's or BBB by S&P or comparable ratings of other NRSROs or unrated securities of comparable quality, are described as "speculative" by Moody's and S&P and may be subject to greater market fluctuations and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Such securities are commonly referred to as "junk bonds." The Adviser seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions and will monitor the ratings of securities held by the Portfolio and the creditworthiness of their issuers. If the rating of a security in which the Portfolio has invested falls below the minimum rating in which the Portfolio is permitted to invest, the Portfolio will either dispose of that security within a reasonable time or hold the security for so long as the Adviser determines appropriate, having due regard for market conditions, tax implications and other applicable factors.

A debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a debt security held by the Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security or sell it to a third party.


The market for lower-rated securities has expanded rapidly in recent years. At certain times, the prices of many lower-rated securities have declined and the ratings of many initially higher-rated debt securities have fallen, indicating concerns that issuers of such securities might experience financial difficulties. At such times, the yields on lower-rated securities have risen dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default.


The ratings of Moody's and S&P represent the opinions of those agencies as to the quality of the debt securities that they rate. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. If securities are rated investment grade by one NRSRO and below investment grade by the others, the Adviser may rely on the rating that it believes is more accurate and may consider the instrument to be investment grade. The Adviser will consider a security's quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, the Portfolio may purchase a security with the lowest rating.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for the Portfolio to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Board of Directors believes accurately reflects fair market value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly-traded market.

Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. Although the market for lower-rated debt securities is not new, and the market has previously weathered economic downturns, there has been in recent years a substantial increase in the use of such securities to fund corporate acquisitions and restructurings. Accordingly, the past performance of the market for such securities may not be an accurate indication of its performance during economic downturns or periods of rising interest rates. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for lower-rated securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Therefore, prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

DURATION. Duration is a measure of the expected life of a fixed income security on a cash flow basis. Duration takes the time intervals over which the interest and principal payments are scheduled and weights each by the present values of the cash to be received at the corresponding future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon bond with a maturity of 3.5 years will have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer its duration; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration.

There may be circumstances under which even duration calculations do not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities may have final maturities of ten or more years; however, their interest exposure corresponds to the frequency of the coupon reset. Similarly, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates are more critical in determining the security's interest rate exposure. In these situations, the Adviser may consider other analytical techniques that incorporate the economic life of a security into its determination of interest rate exposure.

Commercial Paper and Other Short-Term Investments

The Portfolio may invest or hold cash or other short-term investments, including commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The Portfolio may purchase commercial paper issued pursuant to the private placement exemption in Section 4(2) of the 1933 Act. Section 4(2) paper is restricted as to disposition under federal securities laws, in that any resale must similarly be made in an exempt transaction. The Portfolio may or may not regard such securities as illiquid, depending on the circumstances of each case.

The Portfolio may also invest in obligations (including certificates of deposit, demand and time deposits and bankers' acceptances) of U.S. banks and savings and loan institutions. While domestic bank deposits are insured by an agency of the U.S. Government, the Portfolio will generally assume positions considerably in excess of the insurance limits.

Forward Commitments

The Portfolio may enter into commitments to purchase securities on a "forward commitment" basis, including purchases on a "when-issued" basis or a "to be announced" basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a "to be announced" transaction, the Portfolio commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

The Portfolio may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When the Portfolio purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, the Portfolio's forward commitment purchases could cause its net asset value to be more volatile.

The Portfolio may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables the Portfolio to hedge against anticipated changes in interest rates and prices. In a forward sale, the Portfolio does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts. See "Risks of Futures Contracts and Options Thereon."

Illiquid Investments and Restricted Securities

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Securities for which there is not a readily available market ("illiquid investments") will not be acquired by the Portfolio if such acquisition would cause the aggregate value of illiquid investments to exceed 15% of the Portfolio's net assets.


Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company's board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is "liquid." The Portfolio intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as "liquid." The Board of Directors has delegated to the Adviser the responsibility for determining whether a particular security eligible for trading under this rule is "liquid." Investing in these restricted securities could have the effect of increasing the Portfolio's illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.


Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Illiquid investments may be difficult to value, and the Portfolio may have difficulty disposing of such securities promptly.

Securities of Other Investment Companies

The Portfolio may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company's portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in the securities of other investment companies involves certain other risks, costs, and expenses for the Portfolio. If the Portfolio invests in another investment company, the Portfolio will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the Portfolio. In addition, the Portfolio could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the net asset value of the issuers' portfolio securities.


The Portfolio may also invest in the securities of private investment companies, including "hedge funds." As with investments in other investment companies, if the Portfolio invests in a private investment company, the Portfolio will be charged its proportionate share of the advisory fees and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Portfolio. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which other registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the Portfolio to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the Portfolio's investment in these companies typically will have to be determined under policies approved by the Board of Directors.


The 1940 Act provides that the Portfolio may not purchase or otherwise acquire the securities of other "registered investment companies" (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the Portfolio's total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the Portfolio's total assets.


The Portfolio will invest in the securities of other investment companies, including private investment companies, when, in the Adviser's judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.

Securities of Exchange-Traded Funds


The Portfolio may invest in the securities of exchange-traded funds ("ETFs"). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the "Underlying Assets"). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class. An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.


The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

If an ETF is a registered investment company (as defined above), the limitations applicable to the Portfolio's ability to purchase securities issued by other investment companies will apply.

Repurchase Agreements

A repurchase agreement is an agreement under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price and date. The securities are held by the Portfolio as collateral until retransferred and will be supplemented by additional collateral if necessary to maintain a total market value equal to or in excess of the value of the repurchase agreement. The Portfolio bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. The Portfolio also bears the risk that the proceeds from any sale of collateral will be less than the repurchase price. Repurchase agreements may be viewed as loans by the Portfolio.

In determining its status as a diversified fund, the Portfolio, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

Reverse Repurchase Agreements, Dollar Rolls, other Borrowings and Senior Securities

A reverse repurchase agreement is a portfolio management technique in which the Portfolio temporarily transfers possession of a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which includes an amount essentially equivalent to an interest payment. While engaging in reverse repurchase agreements, the Portfolio will segregate cash or securities with a value at least equal to the Portfolio's obligation under the agreements, adjusted daily. Reverse repurchase agreements may expose the Portfolio to greater fluctuations in the value of its assets and render the segregated assets unavailable for sale or other disposition. Reverse repurchase agreements may be viewed as borrowings by the Portfolio.

The Portfolio may also enter into dollar roll transactions in which the Portfolio sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase a substantially similar (same type, coupon and maturity) security at an agreed upon future time. By engaging in the dollar roll transaction the Portfolio forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. The Portfolio would also be able to earn interest on the income that is received from the initial sale.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the Portfolio is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the Portfolio may be adversely affected.

The Portfolio will limit its investments in reverse repurchase agreements and other borrowing (including dollar roll transactions) to no more than one-third of its total assets. To avoid potential leveraging effects of such borrowing, the Portfolio will not make investments while its borrowing (including reverse repurchase agreements but excluding dollar rolls) is in excess of 5% of its total assets. To curtail potential leveraging effects of dollar rolls, the Portfolio will segregate assets as required by the 1940 Act.

The 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the asset coverage should decline below 300% as a result of market fluctuations or for other reasons, the Portfolio may be required to sell some of its holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may increase the effect on net asset value of any increase or decrease in the market value of the Portfolio.

Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of

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

these requirements would increase the cost of borrowing over the stated interest rate. The Portfolio may enter into reverse repurchase agreements and dollar roll transactions as a method of borrowing.


SENIOR SECURITIES. The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The Portfolio may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Portfolio. The Portfolio's non-bank borrowings, for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of the Portfolio at the time the borrowing is made, is not deemed to be an issuance of a senior security.

There are various investment techniques that may give rise to an obligation of the Portfolio to make a future payment about which the SEC has stated it would not raise senior security concerns, provided the portfolio maintains segregated assets or an offsetting position in an amount that covers the future payment obligation. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short-options positions and repurchase agreements. The Portfolio is permitted to engage in these techniques.


Loans of Portfolio Securities

The Portfolio may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminated the loan and regain the right to vote if that were considered important with respect to the investment. The Portfolio does not presently expect to have on loan at any given time securities totaling more than one-third of its net assets. The Portfolio runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Portfolio can dispose of it.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." As a result of the Portfolio's investment policies, under certain market conditions the Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These sales may result in realization of capital gains, which are taxable to shareholders when distributed to them. Higher portfolio turnover rates, such as those above 100%, are likely to result in higher brokerage commissions or other transactions costs and could give rise to a greater amount of realized capital gains.

New Investment Products

New types of derivative instruments and hedging instruments are developed and marketed from time to time. Consistent with its investment limitations, the Portfolio expects to invest in those new types of securities and instruments that the Adviser believes may assist the Portfolio in achieving its investment objective.

Real Estate Investment Trusts ("REITs")

REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Code, a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

While the Portfolio will not invest in real estate directly, to the extent it invests in equity or hybrid REITs it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.

In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts, or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Portfolio invests may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

It is not uncommon for REITs, after the end of their tax years, to change the characterization of the income and capital gains they have distributed during the preceding year. If this happens, the Portfolio could be required to issue revised notices to its shareholders changing the character of the Portfolio's distributions.

Options, Futures and Other Strategies

GENERAL. The Portfolio may invest in certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance its return or yield or to attempt to hedge its investments. Except as otherwise provided in the Prospectus or this SAI or by applicable law, the Portfolio may purchase and sell any type of Financial Instrument.

Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Portfolio's portfolio. Thus, in a short hedge the Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Portfolio intends to acquire. Thus, in a long hedge, the Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Portfolio does not own a corresponding security and, therefore, the transaction does not relate to a security the Portfolio owns. Rather, it relates to a security that the Portfolio intends to acquire. If the Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio's portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Portfolio owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Portfolio has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors. Except as otherwise provided in the Prospectus or this SAI or by applicable law, the Portfolio may use Financial Instruments for any purpose, including non-hedging purposes.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Portfolio's ability to use Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

In addition to the instruments, strategies and risks described below, the Adviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Portfolio's investment objective and permitted by its investment restrictions and applicable regulatory authorities. The Portfolio might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Prospectus and this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Portfolio's portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be an imperfect correlation, or even no correlation, between price movements of a Financial
                 Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

                 Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the Portfolio's other investments.

                 Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Portfolio may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Portfolio entered into a short hedge because the Adviser projected a decline in the price of a security in the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

(4) As described below, the Portfolio might be required to maintain segregated assets as "cover," or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time.

(5) The Portfolio's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

COVER. Transactions using Financial Instruments, other than purchased options, expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets for cover or segregation could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF FINANCIAL INSTRUMENTS TRADED ON FOREIGN EXCHANGES. Financial Instruments may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The Portfolio may purchase call options for any purpose. For example, a call option may be purchased by the Portfolio as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Portfolio's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Portfolio either sells or exercises the option, any profit realized would be reduced by the premium.

The Portfolio may purchase put options for any purpose. For example, a put option may be purchased by the Portfolio as a short hedge. The put option enables the Portfolio to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Portfolio below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Portfolio realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable the Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Portfolio may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value. If the call option is an over-the-counter ("OTC") option, the securities or other assets used as cover would be considered illiquid to the extent described under "Restricted and Illiquid Investments."

Writing put options can serve as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Portfolio will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

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The Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in the Portfolio's net asset value being more sensitive to changes in the value of the related instrument. The Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

The Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the Portfolio were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Portfolio could leave the Portfolio unable to prevent material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options that expire unexercised have no value, and the Portfolio will realize a loss in the amount of the premium paid and any transaction costs.

OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

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

RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Portfolio as the call writer will not learn that the Portfolio has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the counter party to the option contract. While this type of arrangement allows the Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. In addition, OTC options may be considered illiquid by the SEC.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. The Portfolio may also write call and put options on futures contracts that are not covered.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a

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

security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Portfolio is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When the Portfolio purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Portfolio when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a gain, or if it is more, the Portfolio realizes a loss. If an offsetting sale price is more than the original purchase price, the Portfolio realizes a gain, or if it is less, the Portfolio realizes a loss. The Portfolio will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Adviser may still not result in a successful transaction. Of course, the Adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Portfolio's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Portfolio has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based. To the extent such instruments are permitted by applicable law, this risk will also apply to security futures.

Where index futures are purchased to hedge against a possible increase in the price of securities before the Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures contracts, options on futures contracts and currency options.

TURNOVER. The Portfolio's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within the Portfolio's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS and COLLARS. The Portfolio may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the Portfolio with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Portfolio's investments and its share price and yield because, and to the extent, these agreements affect the Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the Portfolio's investment exposure from one type of investment to another. For example, if the Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained as collateral. The Portfolio will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Portfolio. The Adviser and the Portfolio believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

FLEXIBILITY. Generally, the foregoing is not intended to limit the Portfolio's investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Portfolio as broadly as possible. Statements concerning what the Portfolio may do are not intended to limit any other activity. The Portfolio maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in this SAI or the Prospectus.

VALUATION OF PORTFOLIO SHARES

Net asset value of the Portfolio's shares is determined daily for each class as of the close of regular trading on the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

As described in the Prospectus, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange are normally valued at last sale prices. Securities traded on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. Other OTC securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. The Portfolio values its foreign securities in U.S. dollars on the basis of foreign currency exchange rates prior to the close of trading on the Exchange, generally, 2:00 p.m., Eastern time. Fixed-income securities generally are valued using market quotations or independent pricing services. All other securities are valued at fair value as determined under procedures approved by the Board of Directors. The Portfolio may also use fair value pricing instead of market quotations to value securities if, because of special circumstances, the Portfolio believes fair value pricing would more accurately reflect the price it expects to realize on a current sale of the securities. Premiums received on the sale of put or call options are included in the net asset value of each class, and the current market value of options sold by the Portfolio will be subtracted from net assets of each class.


Disclosure of Portfolio Holdings


The Board of Directors has adopted the following policy with respect to the disclosure of the Portfolio's portfolio holdings. The Board of Directors believes the policy is in the best interests of the Portfolio and its shareholders and that it strikes an appropriate balance between the desire of investors for information about the Portfolio's portfolio holdings and the need to protect the Portfolio from potentially harmful disclosures. The extent of these disclosures and when they will be made was reviewed and approved by the Board of Directors upon the recommendations of the Portfolio's Adviser. The Board of Directors will be provided with reports regarding any determinations made by the Chief Legal Officer pursuant to the policy and any other material issues arising under the policy and can exercise oversight over the operation of the policy.


Policy. Except as described below, no portfolio holdings information of the Portfolio shall be provided to any individual, investor, or other person or entity unless specifically authorized by the Chief Legal Officer or a person authorized by the Chief Legal Officer.


Public Disclosure of Portfolio Holdings. The Portfolio distributes complete portfolio holdings information to its shareholders through semi-annual and annual reports first mailed to shareholders within sixty days after period end. Such semi-annual and annual reports are also made available to the public through postings at the same time on the Legg Mason Funds' website at www.lminstitutionalfunds.com. Additionally, complete portfolio holdings information is filed with the SEC on Form N-Q for the first and third quarters of the Portfolio's fiscal year. Each of the Portfolio's reports and its Form N-Q filings are available at the website of the SEC at www.sec.gov.

Complete portfolio holdings information as of quarter-end may be disclosed no sooner than the last business day of the month following such quarter-end, provided that such information has been made available to the public through postings on the Legg Mason Funds website at least one day previously.

Partial information concerning the Portfolio's holdings (such as top ten holdings) may be provided to shareholders and other persons in fact sheets and other formats on a monthly or quarterly basis no sooner than 11 business days after quarter- or month-end, provided that such information has been made available to the public through postings on the Legg Mason Funds' website at least one day previously.

Complete or partial portfolio holdings information may be included in responses to Requests for Proposal, Pitch Books or similar marketing materials, provided that such information is based only on the latest portfolio holdings information publicly available in accordance with the Portfolio's policy.


Non-Public Dissemination of Portfolio Holdings Information. From time to time, portfolio holdings that are not publicly available may be required by third parties in order to perform various services for the Portfolio. Such entities may be provided with information more current than the latest publicly-available portfolio holdings only if the Chief Legal Officer determines that 1) more current information is necessary in order for the third party to complete its task, 2) the Portfolio has a legitimate need for disclosing the information, and
3) the third party has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of the information. No consideration may be received by any party for providing non-public portfolio holdings information to any third party, except consideration received by the Portfolio in connection with the services being provided to it by the third party which receives the non-public information. The Adviser and its affiliates shall not be deemed to have received consideration solely by the fact that services provided to the Portfolio may result in sales of Portfolio shares.

At the present time the Portfolio has ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

     Service Providers:

     State Street Bank and Trust Company - Information is provided daily with no time lag.

     PricewaterhouseCoopers LLP - Information is provided as needed with no time lag.


     Kirkpatrick & Lockhart Nicholson Graham LLP - Information is provided with Board of Directors materials approximately four to six weeks after quarter-end and may be provided at other times as needed with no time lag.


     Other Third Parties:

     Lipper Analytical Services Corporation - Information is provided quarterly with a time lag of five business days.

     FactSet Research Systems, Inc. - Information is provided daily with no time lag.

     Institutional Shareholder Services - Information is provided daily with no time lag.

     Macgregor Professional Services - Information is provided as needed with no time lag.

In all cases, the party receiving the information has agreed in writing (or is otherwise required by virtue of a written code of ethics, professional responsibility, governmental or SRO rules or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.


Additionally, the Portfolio may occasionally reveal certain of its current portfolio holdings information to broker-dealers in connection with that broker-dealer executing securities transactions on behalf of the Portfolio. In such a case, the Portfolio does not enter into a formal confidentiality agreement with the broker-dealer but relies on the broker-dealer's obligations based on statutes, rules, and fiduciary obligations, not to trade based on the information or otherwise use it improperly. The Portfolio would not continue to conduct business with a broker-dealer whom the Adviser believed was misusing the disclosed information.

The Board of Directors, officers, and certain LMIS employees, including funds accounting, legal, compliance, marketing, administrative personnel and members of certain LMIS committees or groups, have access to the Portfolio's portfolio holdings information prior to the time it is made public. All such persons are subject to a Code of Ethics that requires that portfolio holdings information be kept confidential and that they not trade securities on the basis of such information.


The Portfolio may also provide certain information (other than complete portfolio holdings) as set forth in paragraphs 1 and 2 below that is related to the Portfolio's portfolio holdings or derived from the Portfolio's portfolio holdings to individual and institutional shareholders, prospective shareholders, intermediaries working on behalf of these persons (including consultants and fiduciaries of 401(k) plans), and the media even if the information has not been made publicly available on the Legg Mason Funds website or in other published form, so long as the Chief Legal Officer determines that the Portfolio has a legitimate business purpose for disclosing the information and the dissemination cannot reasonably give the recipient an advantage in trading Portfolio shares or in any other way harm the Portfolio or its shareholders.

1. A small number of portfolio holdings (including information that the Portfolio no longer holds a particular security). However, information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the Portfolio or is contrary to applicable law. In this respect, information about intended or ongoing transactions may not be released. However, such disclosure may not be made pursuant to ongoing arrangements with third parties to make such information available.

2. General information about the portfolio holdings that cannot be used to determine the Portfolio's portfolio holdings or any portion thereof. This would include such characteristics of the Portfolio as portfolio volatility, median capitalization, percentages of international and domestic securities, sector allocations, yields, performance attribution, types of bonds, term structure exposure, bond maturities, and duration.

The Chief Legal Officer may authorize another person to make the determinations required under this policy. If consistent with the best interests of the Portfolio and its shareholders, such determinations (whether made by the Chief Legal Officer or his/her designee) do not necessarily need to be made each time the information is disclosed. For example, such determinations may be made with respect to general categories or information or a particular type of information disclosed to a particular third party or category of third party.

MANAGEMENT OF THE PORTFOLIO


Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Corporation's officers manage the day-to-day operations of the Corporation under the general direction of the Board of Directors.


The standing committees of the Board of Directors include an Audit Committee, a Nominating Committee, and an Independent Directors Committee. All directors who are not "interested persons" of the Corporation, as defined in the 1940 Act, are members of all three committees.


The Audit Committee meets at least twice a year with the Corporation's independent registered public accounting firm and officers to consider issues relating to the accounting principles used by the Corporation, the auditor's assessment of the adequacy of internal controls, the qualifications and fees of the independent registered public accounting firm, the scope of the audit services and any permissible non-audit services for which they are retained, the results of the audit and other matters. The Nominating Committee meets as necessary to review and nominate candidates for positions as directors, to fill vacancies on the Board of Directors, and to evaluate the performance of directors. The selection and nomination of candidates to serve as independent directors to the Corporation is committed to the discretion of the Corporation's current independent directors. The Independent Directors Committee considers matters related to Portfolio operations and oversees issues related to the independent directors. During the last fiscal year, the Audit Committee met three times, the Nominating Committee did not meet and the Independent Directors Committee met four times.

The tables below provide information about the Corporation's directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary. The Nominating Committee will accept recommendations for nominations from any source it deems appropriate. Shareholders may forward recommendations to the Fund Secretary at the above address.

INDEPENDENT DIRECTORS:

                                  Term of
                                Office and
            Name,                Length of     Number of Funds              Other
(Year of Birth) and Position       Time        in Fund Complex          Directorships                 Principal Occupation(s)
      with Corporation          Served (1)         Overseen                  Held                   During the Past Five Years
------------------------------ -------------- ------------------- --------------------------- --------------------------------------
------------------------------ -------------- ------------------- --------------------------- --------------------------------------

Hearn, Ruby P.                  Since 2004     Director/Trustee              None             Senior Vice President Emerita of The
(1940)                                        of all Legg Mason                               Robert Wood Johnson Foundation (non-
Director                                       funds consisting                               profit) since 2001. Formerly:  Senior
                                              of 20 portfolios.                               Vice President of The Robert Wood
                                                                                              Johnson Foundation (1996-2001).


Lehman, Arnold L.               Since 2001     Director/Trustee              None             Director of The Brooklyn Museum of Art
(1944)                                        of all Legg Mason                               since 1997; Trustee of American
Lead Independent Director                      funds consisting                               Federation of Arts since 1998.
                                              of 20 portfolios.                               Formerly: Director of The Baltimore
                                                                                              Museum of Art (1979-1997).


Masters, Robin J.W.             Since 2002     Director/Trustee    Chairman of the Board of   Retired. Director of Bermuda SMARTRISK
(1955)                                        of all Legg Mason    Directors of Cap-a-Laige   (non-profit) since 2001. Formerly:
Director                                       funds consisting    Ltd. (management company   Chief Investment Officer of ACE
                                              of 20 portfolios.     for charitable trust);    Limited (insurance) (1986-2000).
                                                                      Director of Cheyne
                                                                    Capital International
                                                                     Limited (investment
                                                                   advisory firm); Director
                                                                      of Cheyne Property
                                                                    Holdings Limited (real
                                                                           estate).


McGovern, Jill E.               Since 2001     Director/Trustee              None             Chief Executive Officer of The Marrow
(1944)                                        of all Legg Mason                               Foundation (non-profit) since 1993.
Director                                       funds consisting                               Formerly: Executive Director of the
                                              of 20 portfolios.                               Baltimore International Festival (1991
                                                                                               - 1993); Senior Assistant to the
                                                                                              President of The Johns Hopkins
                                                                                              University (1986-1990).


Mehlman, Arthur S.              Since 2002     Director/Trustee     Director of Municipal     Retired.  Formerly:  Partner, KPMG LLP
(1942)                                        of all Legg Mason    Mortgage & Equity, LLC.    (international accounting firm)
Director                                       funds consisting                               (1972-2002).
                                              of 20 portfolios;
                                               Director/Trustee
                                                 of the Royce
                                               Family of Funds
                                               consisting of 23
                                                 portfolios.


O'Brien, G. Peter               Since 2001     Director/Trustee     Director of Technology    Retired. Trustee Emeritus of Colgate
(1945)                                        of all Legg Mason    Investment Capital Corp.   University; Board Member, Hill House,
Director                                       funds consisting                               Inc. (residential home care).
                                              of 20 portfolios;                               Formerly: Managing Director, Equity
                                               Director/Trustee                               Capital Markets Group of Merrill Lynch
                                                of the Royce                                  & Co. (1971-1999).
                                               Family of Funds
                                               consisting of 23
                                                 portfolios.

                                                26



Rowan, S. Ford                  Since 2002     Director/Trustee              None             Consultant, Rowan & Blewitt Inc.
(1943)                                        of all Legg Mason                               (management consulting); Chairman,
Director                                       funds consisting                               National Center for Critical Incident
                                              of 20 portfolios.                               Analysis, National Defense University,
                                                                                              since 2004; Director of Santa Fe
                                                                                              Institute (scientific research
                                                                                              institute) since 1999.


Tarola, Robert M.               Since 2004     Director/Trustee              None             Senior Vice President and Chief
(1950)                                        of all Legg Mason                               Financial Officer of W. R. Grace & Co.
Director                                       funds consisting                               (specialty chemicals) since 1999.
                                              of 20 portfolios.                               Formerly: Chief Financial Officer of
                                                                                              MedStar Health, Inc. (healthcare)
                                                                                              (1996-1999); Partner, Price
                                                                                              Waterhouse, LLP (accounting and
                                                                                              auditing) (1984-1996).



INTERESTED DIRECTORS:

                                  Term of
                                Office and
            Name,                Length of     Number of Funds              Other
(Year of Birth) and Position       Time        in Fund Complex          Directorships                 Principal Occupation(s)
      with Corporation          Served (1)         Overseen                  Held                   During the Past Five Years
----------------------------- ------------- ------------------- -------------------------- -----------------------------------------
----------------------------- ------------- ------------------- -------------------------- -----------------------------------------


Curley Jr., John F.            Since 2001      Chairman and               None             Chairman of the Board of all Legg Mason
(1939)                                       Director/Trustee                              Funds. Formerly: Vice Chairman and
Chairman and Director                       of all Legg Mason                              Director of Legg Mason, Inc. and Legg
                                             funds consisting                              Mason Wood Walker, Incorporated (1982-
                                            of 20 portfolios.                              1998); Director of Legg Mason Fund
                                                                                           Adviser, Inc. (1982-1998) and Western
                                                                                           Asset Management Company (1986-1998)
                                                                                           (each a registered investment adviser).


Fetting, Mark R.               President      President and               None             Senior Executive Vice President of Legg
(1954)                         since 2001    Director/Trustee                              Mason, Inc., Director and/or officer of
President and Director            and       of all Legg Mason                              various Legg Mason, Inc. affiliates since
                                Director     funds consisting                              2000.  Formerly: Division President and
                               since 2002   of 20 portfolios;                              Senior Officer of Prudential Financial

                                                27


                                             Director/Trustee                              Group, Inc. and related companies,
                                               of the Royce                                including fund boards and consulting
                                             Family of Funds                               services to subsidiary companies (1991-
                                             consisting of 23                              2000); Partner, Greenwich Associates;
                                               portfolios.                                 Vice President, T. Rowe Price Group, Inc.



EXECUTIVE OFFICERS:

                                  Term of
                                Office and
            Name,                Length of     Number of Funds              Other
(Year of Birth) and Position       Time        in Fund Complex          Directorships                 Principal Occupation(s)
      with Corporation          Served (1)         Overseen                  Held                   During the Past Five Years
----------------------------- ------------- ------------------- -------------------------- -----------------------------------------
----------------------------- ------------- ------------------- -------------------------- -----------------------------------------


Karpinski, Marie K.            Since 2001     Vice President              None             Vice President and Chief Financial
(1949)                                          and Chief                                  Officer of all Legg Mason Funds.  Vice
Vice President and Chief                    Financial Officer                              President and Treasurer of Legg Mason
Financial Officer                           of all Legg Mason                              Fund Adviser, Inc. Vice President and
                                             funds consisting                              Principal Financial and Accounting
                                            of 20 portfolios.                              Officer of Western Asset Funds, Inc.,
                                                                                           Western Asset Income Fund, Western
                                                                                           Asset Premier Bond Fund; Treasurer and
                                                                                           Principal Financial and Accounting
                                                                                           Officer of Western Asset/Claymore U.S.
                                                                                           Treasury Inflation Protected Securities
                                                                                           Fund (2003-present), and Western
                                                                                           Asset/Claymore U.S. Treasury Inflation
                                                                                           Protected Securities Fund 2
                                                                                           (2004-present).


Merz, Gregory T.               Since 2003     Vice President              None             Vice President and Deputy General Counsel
(1958)                                       and Chief Legal                               of Legg Mason, Inc. since 2003. Formerly:
Vice President and Chief                      Officer of all                               Associate General Counsel, Fidelity
Legal Officer                                Legg Mason funds                              Investments (1993-2002).
                                             consisting of 20
                                               portfolios.


Olmert, Amy M.                 Since 2004     Vice President              None             Senior Vice President of Legg Mason, Inc.
(1963)                                          and Chief                                  since 2004.  Chief Compliance Officer of
Vice President and Chief                        Compliance                                 Western Asset Funds, Inc., Western Asset
Compliance Officer                            Officer of all                               Income Fund, Western Asset Premier Bond
                                             Legg Mason funds                              Fund, Western Asset/Claymore U.S.
                                             consisting of 20                              Treasury Inflation Protected Securities
                                               portfolios.                                 Fund, and Western Asset/Claymore U.S.
                                                                                           Treasury Inflation Protected Securities
                                                                                           Fund 2 since 2004. Formerly: Managing
                                                                                           Director, Deutsche Asset Management
                                                                                           (1997-2004).

                                                28



Wachterman, Richard M.         Since 2004    Secretary of all             None             Associate General Counsel of Legg Mason,
(1947)                                       Legg Mason funds                              Inc. since 2004. Formerly: Managing
Secretary                                    consisting of 20                              Director, Victory Capital Management,
                                               portfolios.                                 Inc. (investment management) (1993-2003).

Hughes, Wm. Shane              Since 2006   Treasurer of Legg             None             Assistant Vice President of Legg Mason &
(1968)                                         Mason Equity                                Co., LLC and Manager, Funds Accounting
Treasurer                                    Funds consisting                              since 2005. Formerly: Assistant Vice
                                            of 13 portfolios.                              President of Legg Mason Wood Walker,
                                                                                           Incorporated (2002-2005) and Manager,
                                                                                           Funds Accounting, Legg Mason Wood Walker,
                                                                                           Incorporated (1997-2005).



(1) Officers of the Corporation are elected annually to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

Mr. Curley and Mr. Fetting are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their employment with the Manager or its affiliated entities (including the Portfolio's principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

The following table shows each director's ownership of shares of the Portfolio and of all the Legg Mason Funds served by the director as of December 31, 2005:

                                          Dollar Range of Equity Securities in          Aggregate Dollar Range
                                                 Batterymarch U.S. Small                   of Shares in the
                                             Capitalization Equity Portfolio               Legg Mason Funds
   Name of Director                                                                        Owned by Director
INDEPENDENT DIRECTORS:
Hearn, Ruby P.                                                  None                           Over $100,000
Lehman, Arnold L.                                               None                           Over $100,000
Masters, Robin J.W.                                             None                      $50,001 - $100,000
McGovern, Jill E.                                               None                           Over $100,000
Mehlman, Arthur S.                                              None                           Over $100,000
O'Brien, G. Peter                                               None                           Over $100,000
Rowan, S. Ford                                                  None                           Over $100,000
Tarola, Robert M.                                               None                           Over $100,000

                                       29


INTERESTED DIRECTORS:
Curley, John F., Jr.                                            None                           Over $100,000
Fetting, Mark R.                                                None                           Over $100,000



The following table provides certain information relating to the compensation of the Corporation's directors. None of the Legg Mason Funds has any retirement plan for its directors. However, each director may participate in a deferred compensation plan as discussed below.



Name of Person and Position             Aggregate              Total Compensation from      Total Compensation from
                                    Compensation from            Legg Mason Funds**             Fund Complex***
                                      Corporation*
INDEPENDENT DIRECTORS:

Hearn, Ruby P. -                       $3,705****                      $75,000                      $75,000
Director
Lehman, Arnold L. -                      $4,225                        $85,000                      $85,000
Director
Masters, Robin J.W. -                    $3,640                        $73,750                      $73,750
Director
McGovern, Jill E. -                    $3,835****                      $77,500                      $77,750
Director
Mehlman, Arthur S. -                     $3,965                        $80,000                     $161,600
Director
O'Brien, G. Peter -                    $3,835****                      $77,500                     $159,100
Director
Rowan, S. Ford -                         $3,705                        $75,000                      $75,000
Director
Tarola, Robert M. -                      $3,705                        $75,000                      $75,000
Director


INTERESTED DIRECTORS:

Curley, John F., Jr. -                    None                          None                         None
Chairman  of the  Board  and
Director
Fetting, Mark R. -                        None                          None                         None
Director

* Represents compensation paid to the directors for the fiscal year ended March 31, 2006.

** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2005 from the Legg Mason Funds. During that period there were 12 open-end investment companies in the Legg Mason Funds, consisting of 23 portfolios.

                                       30


*** Represents aggregate compensation paid to each director during the calendar year ended December 31, 2005 from the Fund Complex. The Fund Complex includes the Legg Mason Funds and the 23 portfolios of The Royce Funds.

**** The total  amount  of  deferred  compensation  accrued  by the  Corporation
     (including earnings or depreciation in value of amounts deferred) through the 2005 fiscal year for participating Directors is as follows: Ruby P. Hearn, $5,505; Jill E. McGovern, $9,612; and G. Peter O'Brien, $9,053.

Officers and directors who are interested persons of the Corporation, as defined in the 1940 Act, receive no salary or fees from the Corporation. Effective January 1, 2006, for serving as a director/trustee of all of the Legg Mason mutual funds, each Independent Director receives an annual retainer of $75,000 and a fee of $7,500 for each regularly scheduled meeting he or she attends. Individual Directors may elect to defer all or a portion of their fees through deferred compensation plans. The Lead Independent Director receives additional compensation of $18,000 annually. The Chair of the Audit Committee receives additional compensation of $10,000 annually. The Co-Chairs of the Nominating Committee receive additional compensation of $5,000 in any year where the Committee is active. The Independent Directors review the level of director compensation periodically in order to determine if adjustments are appropriate. This review is conducted in consultation with the fund's counsel and independent consultants, as appropriate. Changes in compensation will depend on, among other things, the number, type and size of funds in the complex, market changes in mutual fund director compensation, changes in the operational and regulatory environment, and changes in the oversight role played by the Independent Directors.

On June 30, 2006, the directors and officers of the Corporation beneficially owned in the aggregate less than 1% of any class of the Portfolio's outstanding shares.

On June 30, 2006, the following shareholders owned of record or beneficially 5% or more of a class of the outstanding shares of the Portfolio. Unless otherwise indicated, each of the shareholders listed below may be contacted c/o the Portfolio at 100 Light Street, 23rd Floor, Baltimore, Maryland 21202, Attn: Fund Secretary.


---------------------------------------- -------------------------------------- --------------------------------------
           NAME and ADDRESS                              CLASS                             % OF CLASS HELD
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Bank of America, N.A.  TTEE for the B
of A 401K for Legacy Fleet Plan
700 Louisiana St.                                    Institutional                             19.44%
Houston, TX 77002-2700
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
The Northern Trust Co. TTEE fbo Sony
Corp. of America Master Invest Trust -               Institutional                              7.58%
DV
P.O. Box 92994 Chicago, IL 60675-2994
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Bank of America, N.A.
TTEE Bank of America 401K Plan
700 Louisiana St                                     Institutional                              5.38%
Houston, TX 77002-2700
---------------------------------------- -------------------------------------- --------------------------------------


Manager

The Manager, a wholly owned subsidiary of Legg Mason, Inc. ("Legg Mason"), a financial services holding company, serves as investment manager to the Portfolio under an Investment Management Agreement between the Manager and the Corporation on behalf of the Portfolio (the "Management Agreement").

Under the Management Agreement, the Manager is responsible, subject to the general supervision of the Board of Directors, for the actual management of the Portfolio's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this SAI. The Manager also is responsible for the compensation of directors and officers of the Corporation who are employees of the Manager or its affiliates. The Manager receives for its services a fee as described in the Prospectus. As noted below, the Manager has delegated responsibility for the selection of the Portfolio's investments to the Adviser.


The Portfolio pays all of its other expenses that are not assumed by the Manager. These expenses include, among others, expenses of preparing and printing prospectuses, statements of additional information, proxy statements and reports and of distributing them to existing shareholders, custodian charges, transfer agency fees, organizational expenses, compensation of the directors who are not "interested persons" of the Manager, or its affiliates, as that term is defined in the 1940 Act, legal and audit expenses, insurance expenses, expenses of registering and qualifying shares of the Portfolio for sale under federal and state law, Rule 12b-1 fees, governmental fees, expenses incurred in connection with membership in investment company organizations, interest expense, taxes and brokerage fees and commissions. The Portfolio also is liable for such nonrecurring expenses as may arise, including litigation to which the Portfolio or the Corporation may be a party. The Corporation may also have an obligation to indemnify its directors and officers with respect to litigation.

Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.


The Management Agreement terminates automatically upon assignment and is terminable at any time without penalty by vote of the Board of Directors, by vote of a majority of the Portfolio's outstanding voting securities, or by the Manager, on not less than 60 days' prior notice to the Corporation, and may be terminated immediately upon the mutual written consent of the Manager and the Corporation.


The Manager receives for its services to the Portfolio a management fee, calculated daily and payable monthly, at an annual rate of 0.70% of the average daily net assets of the Portfolio. The Manager has agreed to waive its fees for the Portfolio to the extent necessary to limit expenses related to Institutional Class shares and Financial Intermediary Class shares (exclusive of taxes, interest, brokerage and extraordinary expenses) to an annual rate of 0.95% and 1.20%, respectively, of average net assets attributable to these classes of shares until August 1, 2007. The Portfolio has agreed to pay the Manager for waived fees and reimbursed expenses provided that payment does not cause the Portfolio's annual operating expenses to exceed 0.95% of the average net assets of the Institutional Class shares, and 1.20% of the average net assets of the Financial Intermediary Class shares and the payments are made within three years after the year in which the Manager earned the fee or incurred the expense.

For the fiscal years ended March 31, the Portfolio paid the Manager management fees of (prior to fees waived):

----------------------- ------------------------- -----------------------------
         2006                      2005                       2004
----------------------- ------------------------- -----------------------------
      $6,093,944                $4,403,415                 $2,860,268
----------------------- ------------------------- -----------------------------


Management fees are allocated among each class based on their pro rata share of Portfolio assets.

Adviser

Batterymarch, a wholly owned subsidiary of Legg Mason, serves as the Adviser to the Portfolio under an Investment Advisory Agreement (the "Advisory Agreement").

Under the Advisory Agreement, Batterymarch is responsible, subject to the general supervision of the Board of Directors and the Manager, for the actual management of the Portfolio's assets, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, consistent with the investment objectives and policies described in the Prospectus and this SAI. Batterymarch receives from the Manager for its services to the Portfolio an advisory fee as described in the Prospectus.


Under the Advisory Agreement, Batterymarch will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder.

The Advisory Agreement terminates automatically upon assignment and is terminable with respect to the Portfolio at any time without penalty by vote of the Board of Directors, by vote of a majority of the Portfolio's outstanding voting securities, or by Batterymarch, on not less than 60 days' prior notice, and may be terminated immediately upon the mutual written consent of the parties.

Portfolio Manager


Batterymarch uses a team approach to investment management. Members of the team may change from time to time. The U.S. investment team is led by Yu-Nien (Charles) Ko, CFA, and Stephen A. Lanzendorf, CFA. The tables below provide information regarding other accounts for which Mr. Ko and Mr. Lanzendorf have day-to-day management responsibility.


Yu-Nien (Charles) Ko, CFA
As of March 31, 2006:

                                                                        Number of Accounts      Assets Managed for
                                  Number of                             Managed for which      which Advisory Fee is
       Type of Account             Accounts     Total Assets Managed     Advisory Fee is         Performance-Based
                                   Managed                              Performance-Based
------------------------------- --------------- --------------------- ----------------------- ------------------------
------------------------------- --------------- --------------------- ----------------------- ------------------------
Registered Investment                 13           $4,618,945,900              None                     $0
Companies
Other pooled investment               16           $1,313,128,284               1                   $46,646,284
vehicle
Other accounts                       168           $9,250,986,593               10                 $735,268,852



Stephen A. Lanzendorf, CFA
As of March 31, 2006:
                                                                        Number of Accounts      Assets Managed for
                                  Number of                             Managed for which      which Advisory Fee is
       Type of Account             Accounts     Total Assets Managed     Advisory Fee is         Performance-Based
                                   Managed                              Performance-Based
------------------------------- --------------- --------------------- ----------------------- ------------------------
------------------------------- --------------- --------------------- ----------------------- ------------------------
Registered Investment                 4            $1,151,476,512              None                     $0
Companies
Other pooled investment               12            $811,398,628                1                   $46,646,284
vehicle
Other accounts                       168           $9,250,986,593               10                 $735,268,852

Description of any material conflicts


Actual or potential conflicts may arise in managing the Portfolio in conjunction with the portfolios of Batterymarch's other clients. The following is a brief description of some of the potential conflicts of interest and compliance factors that may arise as a result. Batterymarch does not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Portfolio.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

Allocation of Investment Opportunities

If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Portfolio may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations.

Opposite (i.e., Contradictory) Transactions in Securities

Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.


Personal Securities Transactions

Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Portfolio. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by

Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Portfolio, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.


To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Portfolio).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.


Compensation


Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.


The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:


o Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Portfolio. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;


o    Portfolio manager assistance in servicing clients; and

o    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.


As of March 31, 2006, Mr. Ko owned shares of the Portfolio with a dollar value between $1 and $10,000. As of March 31, 2006, Mr. Lanzendorf owned shares of the Portfolio with a dollar value between $50,001 and $100,000.


Distributor


LMIS, 100 Light Street, P.O. Box 1476, Baltimore, MD 21203-1476, acts as distributor of the Portfolio's shares pursuant to a Distribution Agreement with the Corporation on behalf of the Portfolio (the "Distribution Agreement").

Except as noted in the Prospectus, the Portfolio's shares are distributed in a continuous offering. The Distribution Agreement is terminable with respect to the Portfolio without penalty, at any time, by vote of a majority of the Portfolio's 12b-1 Directors, or by vote of the holders of a majority of the shares of the Portfolio, or by the Distributor upon 60 days' prior notice to the Corporation.


LMIS pays certain expenses in connection with the offering of shares of the Portfolio, including any compensation to its financial advisors, the printing and distribution of prospectuses, SAIs and periodic reports used in connection with the offering to prospective investors, and expenses relating to any supplementary sales literature or advertising. The Portfolio bears the expenses of preparing, setting in type and mailing the Prospectus, the SAI and periodic reports to existing shareholders.

The Corporation has adopted a Plan for the Portfolio which, among other things, permits the Corporation to pay the Distributor fees for its services related to sales and distribution of Financial Intermediary Class shares and the provision of ongoing services to Financial Intermediary Class shareholders by the Distributor or other parties. Payments are made only from assets attributable to Financial Intermediary Class shares. Under the Plan, the aggregate fees may not exceed an annual rate of 0.40% of the Portfolio's average daily net assets attributable to Financial Intermediary Class shares. Payments under the Plan are currently limited to 0.25% of average daily net assets. The Board of Directors may increase the limit up to 0.40% of average daily net assets as provided by the Plan without obtaining shareholder approval. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of the Prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses, all with respect to Financial Intermediary Class shares only. The Distributor may pay all or a portion of the fee to its investment executives. LMIS receives no payment from the Portfolio for the distribution of Institutional Class shares, but may receive payments from the Portfolio's transfer agent for providing administrative and sub-transfer agency services to each class.


Amounts payable by the Portfolio under the Plan need not be directly related to the expenses actually incurred by LMIS on behalf of the Portfolio. The Plan does not obligate the Portfolio to reimburse LMIS for the actual expenses LMIS may incur in fulfilling its obligations under the Plan. Thus, even if LMIS' actual expenses exceed the fee payable to LMIS at any given time, the Portfolio will not be obligated to pay more than that fee. If LMIS' expenses are less than the fee it receives, LMIS will retain the full amount of the fee.


The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the Financial Intermediary Class shares. Any change in the Plan that would materially increase the distribution cost to the Portfolio beyond 0.40% requires shareholder approval; otherwise, the Plan may be amended by the Directors, including a majority of the 12b-1 Directors, as previously described.

In accordance with Rule 12b-1, the Plan provides that the Distributor will submit to the Board of Directors, and the Directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made.

There are certain anticipated benefits to shareholders of the Corporation that may result from the Plan. For example, the payment of service fees will provide an incentive to maintain and enhance the level of services provided to the Portfolio's Financial Intermediary shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the Portfolio to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by the Portfolio in connection with its Plan. Furthermore, the investment management of the Portfolio could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

For the fiscal year ended March 31, 2006, the Portfolio paid distribution and service fees with respect to Financial Intermediary Class shares of $26,895 (prior to fees waived).

For the fiscal year ended March 31, 2006, LMIS waived distribution fees in the amount of $1,936.32 with respect to Financial Intermediary Class shares.

For the period April 1, 2005 to November 30, 2005, Legg Mason Wood Walker, Incorporated ("LMWW"), the Portfolio's previous distributor, incurred the following expenses in connection with distribution and shareholder services with respect to Financial Intermediary Class shares of the Portfolio.

--------------------------------------------------------------------------------
Compensation to sales personnel                                 $15,000
--------------------------------------------------------------------------------
Advertising                                                        -
--------------------------------------------------------------------------------
Printing and mailing of prospectuses                               -
to prospective shareholders
--------------------------------------------------------------------------------
Administration, overhead and corporate training                $535,000
------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
Total expenses                                                 $550,000
====================================================== =========================

For the period December 1, 2005 to March 31, 2006, LMIS incurred the following expenses in connection with distribution and shareholder services with respect to Financial Intermediary Class shares of the Portfolio.

--------------------------------------------------------------------------------
Compensation to sales personnel                                 $12,000
--------------------------------------------------------------------------------
Advertising                                                        -
--------------------------------------------------------------------------------
Printing and mailing of prospectuses                               -
to prospective shareholders
================================================================================
Administration, overhead and corporate training                $276,000
------------------------------------------------------- ------------------------
------------------------------------------------------- ------------------------
Total expenses                                                 $288,000
====================================================== =========================

The foregoing are estimated and do not include all expenses fairly allocable to LMWW's, LMIS' or their affiliates' efforts to distribute Financial Intermediary Class shares. They include an allocation among other financial products available through LMWW and LMIS financial advisers.


Code of Ethics


The Corporation, the Manager, Batterymarch and LMIS each has adopted a code of ethics under Rule 17j-1 of the 1940 Act, which permits personnel covered by the code to invest in securities, that may be purchased or held by the Portfolio, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. With respect to transactions in Legg Mason funds, personnel covered by the code: must hold fund shares purchased for at least sixty days, unless a specific waiver is granted by the person's employer; and are prohibited from using their knowledge of the portfolio of a Legg Mason fund to engage in any trade or short-term trading strategy involving that fund.


Proxy Voting

As the Portfolio may hold various equity securities in its portfolio, it often has the right to vote by proxy on items of business with respect to issuers whose securities it owns. The Legg Mason funds have developed proxy voting procedures whereby, subject to Board oversight, the advisers and/or sub-advisers that actually manage the assets of the Funds are delegated the responsibility for assessing and voting the Funds' proxies in accordance with their own proxy voting policies and procedures. These policies and procedures include specific provisions to determine when a conflict exists between the Portfolio and its adviser and its affiliates. Copies of the proxy voting policies and procedures of the Adviser are attached to this SAI as Appendix A.

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-536-6432 (toll free) or through the SEC's Internet site at http://www.sec.gov.

PURCHASES AND REDEMPTIONS

The Corporation reserves the right to modify the mail, telephone or wire redemption services or to terminate the telephone or wire redemption services described in the Prospectus at any time without prior notice to shareholders. The Corporation also reserves the right to suspend or postpone redemptions: (1) for any periods during which the Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in markets the Corporation normally utilizes is restricted or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Corporation's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the SEC by regulation or order may permit for the protection of the Corporation's shareholders. In the case of any such suspension, an investor may either withdraw the request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

In consideration of the best interests of the remaining shareholders, the Corporation reserves the right to pay any redemption price in whole or in part by a distribution in-kind of readily marketable securities held by the Portfolio in lieu of cash. If shares are redeemed in-kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution and may suffer losses if those securities fluctuate in value before the shareholder sells them. A redemption in-kind may be considered the sale of securities by the Portfolio to the party receiving the securities. Redemptions in-kind will not be done with LMIS or other affiliated persons of the Corporation except as permitted by SEC rules or orders, or other interpretive guidance.

EXCHANGE PRIVILEGE


Institutional Class and Financial Intermediary Class shares of the Portfolio may be exchanged for shares of the same class of any other Legg Mason fund, provided that the investor meets the eligibility criteria of that class of that fund. You can request an exchange in writing (including by Fax). Be sure to read the current prospectus for any fund into which you are exchanging.


There is currently no fee for exchanges. However, an exchange of Portfolio shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

Some retirement plan administrators may not offer for exchange all of the Institutional Class or Financial Intermediary Class shares of all Legg Mason funds that have such shares.

When a shareholder decides to exchange shares of the Portfolio, the transfer agent will redeem shares of the Portfolio and invest the proceeds in shares of another selected fund. Redemptions of shares of the Portfolio will be made at the net asset value determined on the same day that the request is received in proper order, if received before the close of regular trading on the Exchange. If the request is received by the transfer agent after such close of regular trading, shares will be redeemed at the net asset value determined as of the close of the Exchange on the next day the Exchange is open.

SYSTEMATIC WITHDRAWAL PLAN

Shareholders with an initial net asset value of $1 million or more are eligible to participate in the Systematic Withdrawal Plan. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. Receipt of payment of proceeds or redemptions made through the Systematic Withdrawal Plan will be wired through

ACH to your checking or savings account - redemptions of Portfolio shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days.

Redemptions will be made at the net asset value per share determined as of the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading on the Exchange on the next day the Exchange is open. If the redemption option designated is the last day of the month and the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the previous day the Exchange was open. Requests must be made in writing to Legg Mason Institutional Funds to participate in, change or discontinue the Systematic Withdrawal Plan. You may change the monthly amount to be paid to you or terminate the Systematic Withdrawal Plan at any time without charge or penalty by notifying Legg Mason Institutional Funds. The Portfolio, its transfer agent, and Legg Mason Institutional Funds also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of the Portfolio if you maintain a Systematic Withdrawal Plan, because there are tax disadvantages associated with such purchases and withdrawals. The Portfolio will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals.



TRANSFERRING PORTFOLIO SHARES TO ANOTHER SECURITIES DEALER OR OTHER FINANCIAL INTERMEDIARY

You may transfer Portfolio shares only to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor or one of its affiliates with respect to the Portfolio. Some securities dealers and financial intermediaries may have agreements with LMIS or one of its affiliates with respect to some funds and not others. Depending on the dealer to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional Portfolio shares. All future trading of Portfolio shares, including exchanges, is subject to the rules of the dealer or intermediary and its continued agreement with the Distributor that permits such trading.

You should contact your securities dealer, financial intermediary or the Portfolio for further information on transferring Portfolio shares.


PORTFOLIO TRANSACTION AND BROKERAGE

The portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Short-term securities are excluded from the calculation.

For the fiscal years ended March 31, the Portfolio's portfolio turnover rates were as follows:

-------------------------------------- ----------------------------------------
                  2006                                  2005
-------------------------------------- ----------------------------------------
                 152.9%                                175.0%
-------------------------------------- ----------------------------------------



Variations in the portfolio turnover rate from year to year may be due to a fluctuation volume of shareholder purchase and redemption orders or market conditions.

Under the Management Agreement and Advisory Agreement, the Manager and the Adviser are responsible for the execution of the Portfolio's transactions. The Adviser places all orders for the purchase and the sale of portfolio investments with broker-dealers selected by it in its discretion. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of brokerage commissions. There is generally no stated commission in the case of securities, such as U.S. Government securities, traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or markup. In selecting brokers or dealers, the Adviser must seek the most favorable price (including the applicable dealer spread or brokerage commission) and execution for such transactions, subject to the possible payment as described below of higher brokerage commissions or spreads to broker-dealers who provide research and analysis. The Portfolio may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Portfolio, the Adviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker or dealer.

Consistent with the policy of most favorable price and execution, the Adviser may give consideration to research, statistical and other services furnished by broker-dealers to the Adviser for its use, may place orders with broker-dealers who provide supplemental investment and market research and securities and economic analysis, and may pay to these broker-dealers a higher brokerage commission than may be charged by other broker-dealers, or a higher transaction fee on so-called "riskless principal" trades in certain Nasdaq securities. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such research and analysis may be useful to the Adviser in connection with services to clients other than the Portfolio whose brokerage generated the service. On the other hand, research and analysis received by the Adviser from brokers executing orders for clients other than the Portfolio may be used for the Portfolio's benefit. The Adviser's fee is not reduced by reason of its receiving such brokerage and research services.


The Portfolio may use brokerage firms affiliated with the Adviser ("affiliated broker") as its broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliated brokers will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the over-the-counter market, the Portfolio generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

Except as permitted by SEC rules or orders, the Portfolio may not buy securities from, or sell securities to, LMIS or its affiliated persons as principal, including so-called "riskless principal" trades. The Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolio may purchase securities that are offered in certain underwritings in which LMIS or any of its affiliated persons is a participant. These procedures, among other things, limit the Portfolio's investment in the amount of securities of any class of securities offered in an underwriting in which LMIS or any of its affiliated persons is a participant so that the Portfolio, together with all other registered investment companies having the same adviser and all private accounts controlled by the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, the Portfolio may not purchase securities during the existence of an underwriting if LMIS is the sole underwriter of those securities. In no case in which the Portfolio purchases securities in an underwriting in which LMIS or any affiliated person is a participant can the Portfolio purchase the securities from LMIS or the affiliated person.

Section 11(a) of the Securities Exchange Act of 1934 prohibits LMIS from receiving compensation for executing transactions on an exchange for its affiliates, such as the Portfolio, unless the affiliate expressly consents by written contract. The Portfolio's Management Agreement expressly provides such consent.

Investment decisions for the Portfolio are made independently from those of other funds and accounts advised by the Adviser. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

For the fiscal years ended March 31, the Portfolio paid total brokerage commissions as follows:


---------------------------- -------------------------- ------------------------
         2006                            2005                       2004
---------------------------- -------------------------- ------------------------
---------------------------- -------------------------- ------------------------
      $2,325,200                      $2,549,959*                $1,355,964
---------------------------- -------------------------- ------------------------

* The increase in commissions paid by the Portfolio for the fiscal year ended 2005 relative to the prior year was due to an increase in the volume and frequency of trades during that fiscal year and by the effect of slightly higher commission rates. The increase in the volume and frequency of trades can be attributed to an increase in the Portfolio's portfolio turnover rate.


No brokerage commissions were paid to affiliated persons of the Portfolio, the Manager, the Adviser or the Distributor.

The Portfolio held no shares of its regular broker-dealers or parent companies of its regular broker dealers as of March 31, 2006.

ADDITIONAL TAX INFORMATION

General Requirements for "Pass-Through" Treatment

To continue to qualify for treatment as a regulated investment company under Subchapter M of the Code ("RIC"), the Portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income and the excess of net short-term capital gain over net long-term capital loss, both determined without regard to any deduction for dividends paid) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or two or more issuers the Portfolio controls that are determined to be engaged in the same, similar or related trades or businesses.

By qualifying for treatment as a RIC, the Portfolio (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

If the Portfolio failed to qualify for that treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates without being able to deduct the distributions it makes to its shareholders, and all distributions from its earnings and profits, including any distributions of net capital gain, would be taxable to its shareholders as ordinary income (except that, for individual shareholders, the part of those distributions that is

"qualified dividend income" would be taxable at the rate for net capital gain - a maximum of 15%). In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC.

The Portfolio will be subject to a 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 in that year, plus certain other amounts. A distribution the Portfolio declares in October, November or December of any year that is payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 if the Portfolio pays the distribution during the following January. Such a distribution, therefore, will be taxable to shareholders for the year in which that December 31 falls. The Portfolio intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Miscellaneous

Dividends and other distributions on the Portfolio's shares are generally subject to federal income tax to the extent they do not exceed the Portfolio's previously undistributed realized income and gains, even though such distributions may economically represent a partial return of a particular shareholder's investment. In the latter case, such distributions are likely to occur in respect of shares purchased when the Portfolio's net asset value reflects gains that are either unrealized or realized but not distributed. Realized gains may be required to be distributed even when the Portfolio's net asset value also reflects unrealized losses.

If the Portfolio makes distributions to its shareholders in excess of its current and accumulated earnings and profits in any taxable year, the excess will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition of shares by such shareholder.

A portion of the dividends from the Portfolio's investment company taxable income (whether paid in cash or reinvested in Portfolio shares) may be eligible for (1) the 15% maximum rate of federal income tax applicable to "qualified dividend income" that individual shareholders receive and (2) the dividends-received deduction allowed to corporations. The eligible portion for purposes of the 15% rate may not exceed the aggregate dividends the Portfolio receives from most domestic corporations and certain foreign corporations, whereas only dividends the Portfolio receives from domestic corporations are eligible for purposes of the dividends-received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. The Portfolio's distributions of net capital gain ("capital gain distributions") do not qualify for the dividends-received deduction.


On the disposition of Portfolio shares (whether by redemption or exchange), a shareholder may recognize gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term depending on the shareholder's holding period for the shares. Any capital gain an individual shareholder realizes on a redemption or exchange through the end of 2010 of his or her Portfolio shares held for more than one year will qualify for the 15% maximum rate referred to above.


If shares of the Portfolio are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a taxable disposition of Portfolio shares will be disallowed if other shares Portfolio shares are purchased within 30 days before or after the disposition. In such a case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss. Investors should also be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends the Portfolio receives, and gains it realizes, on foreign securities, if any, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on the Portfolio's securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

The Portfolio's hedging activities may give rise to ordinary income or loss. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the Portfolio's distributions to constitute a return of capital or require the Portfolio to make distributions exceeding book income to continue to qualify for treatment as a RIC for tax purposes.


Investment in a foreign corporation that qualifies as a "passive foreign investment company" under the Code could subject the Portfolio to U.S. federal income tax and other charges on certain "excess distributions" with respect to the investment and on the proceeds from disposition of the investment. The Portfolio may elect to mark gains (and, to a limited extent, losses) in such investments "to the market" as though it had sold and repurchased those investments on the last day of the Portfolio's taxable year.


Foreign investors must satisfy certain certification and filing requirements to qualify for exemption from back-up withholding and for a reduced rate of U.S. withholding tax under income tax treaties. Foreign investors should consult their tax advisers with respect to the potential application of these regulations.

CAPITAL STOCK INFORMATION


The Board of Directors of Legg Mason Charles Street Trust, Inc. may, without shareholder approval, create, in addition to the Portfolio, other series of shares representing separate investment portfolios. Any such series may be divided without shareholder approval into two or more classes of shares having such terms as the directors may determine. Establishment and offering of additional portfolios or classes of shares of a portfolio will not alter the rights of the Portfolio's shareholders. The rights of the Portfolio's shareholders cannot be modified by other than a majority vote. Effective September 1, 2006, the Corporation will have a second separate series, Global Opportunities Bond Fund with two classes of shares - Institutional Class and Financial Intermediary Class.

The Corporation has a total of 10 billion shares of common stock at par value of $0.001. Each share has one vote, with fractional shares voting proportionally. Shares of all classes of the Portfolio will vote together as a single class except when otherwise required by law or as determined by the Board of Directors. Shares are freely transferable, are entitled to dividends as declared by the Board of Directors, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. Voting rights are not cumulative, and all shares of the Portfolio are fully paid, redeemable and non-assessable and have no conversion rights. Shares do not have preemptive rights or subscription rights.

Although the Portfolio does not intend to hold annual shareholder meetings, it will hold a special meeting of shareholders when the 1940 Act requires a shareholder vote at the request of a majority of the shares entitled to vote as set forth in the Bylaws of the Corporation; or as on certain matters (including the election of directors, approval of an advisory contract, and certain amendments to the plan of distribution pursuant to Rule 12b-1) the Board of Directors from time to time deems a appropriate.


Other Information

State Street Bank and Trust Company ("State Street"), P.O. Box 1790, Boston, Massachusetts 02105, serves as custodian of the Corporation's assets. As such, State Street holds in safekeeping certificated securities and cash belonging to the Corporation and, in such capacity, is the registered owner of securities in book-entry form belonging to the Corporation. Upon instruction, State Street receives and delivers cash and securities of the Corporation in connection with the Portfolio's transactions and collects all dividends and other distributions made with respect to the Portfolio's securities. State Street also maintains certain accounts and records of the Corporation. State Street also calculates the net asset value, total net income and net asset value per share of the Portfolio on a daily basis (and as otherwise may be required by the 1940 Act) and performs certain accounting services for the Portfolio.


State Street serves as transfer and dividend-disbursing agent and administrator of various shareholder services. LM Fund Services, Inc. ("LMFS") serves as sub-transfer agent to the Portfolio assisting State Street with certain of its duties as transfer agent. LMFS, an affiliate of LMIS, receives from State Street for its services a percentage of the per account fees the Portfolio pays Sate Street for transfer agency services. Shareholders who request a historical transcript of their account will be charged a fee based upon the number of years researched. The Corporation reserves the right, upon 60 days' prior written notice, to institute other charges on shareholders to cover the Portfolio's administrative costs. LMFS may also receive compensation for providing certain shareholder services to Financial Intermediary Class and Institutional Class shareholders of the Portfolio.


Legal Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, N.W., Washington, D.C. 20006-1600, serves as the counsel to the Corporation.



Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 250 W. Pratt Street, Baltimore, MD 21201, serves as the Corporation's independent registered public accounting firm.

FINANCIAL STATEMENTS


The Annual Report to shareholders for the fiscal year ended March 31, 2006, contains the financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm all of which are hereby incorporated by reference herein.

                                                                      APPENDIX A

                                LEGG MASON FUNDS
                              PROXY VOTING POLICIES
                               (Revised 8/11/2004)

These policies are designed to address the rights and responsibility of the Legg Mason funds to ensure that proxies held by the funds are voted in the best interests of each respective fund. Some Legg Mason funds, particularly fixed-income funds, will rarely own securities that have corresponding voting rights. Other funds, however, own equity securities and these policies are designed to assure that proxies are voted in the best interests of the funds, to address potential conflicts of interest, and to keep proxy voting records.

1. Voting Proxies - Proxies solicited for items of business with respect to issuers whose voting securities are owned by a Legg Mason fund, if voted by the fund, must be voted in the best interests of the fund.

2. Proxy Voting Policies of Advisers to Legg Mason Funds - Each investment adviser and sub-adviser to a Legg Mason fund must have written proxy voting policies and procedures, including policies and procedures to address potential material conflicts between an adviser and its clients (including the fund). Each different adviser may have different proxy voting policies and procedures that are individually tailored to fit its respective businesses and investment styles.

3. Funds' Proxy Voting Policies and Procedures - The investment advisers and sub-advisers to the Legg Mason funds are responsible for managing the assets of the fund or funds they manage, including voting proxies. In accordance with the procedures noted below, the Board of Directors/Trustees of the Legg Mason funds will initially and periodically review and approve the use of the advisers' policies for the voting of the funds' proxies. The policies and procedures that a fund will utilize with respect to proxy voting shall be the proxy voting policies and procedures of the adviser or sub-adviser that actually manages the assets of the fund. Each adviser or sub-adviser is responsible for maintaining all proxy voting records required to be established and maintained by the Legg Mason funds and shall provide such records to the funds upon request.

4. Annual Review - An adviser's proxy voting policies and procedures must be initially reviewed and their use on behalf of a Legg Mason fund approved by the Board of Directors/Trustees. In addition, on an annual basis, each adviser must report any significant problems that arose during the year, any material conflicts, how such conflicts were addressed, and the total number of proxies voted during the previous year. Advisers should also be prepared to discuss any novel or controversial proxy votes during their semi-annual reports to the Board of Directors/Trustees and any votes that were made inconsistent with the adviser's stated proxy voting policies and procedures.

5. Changes to Advisers' Policies and Procedures - On an annual basis, any changes to an adviser's proxy voting policies and procedures, as relevant to the funds, must be reported to the Board of Directors/Trustees, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

                          Legg Mason Fund Adviser, Inc.
                               Proxy Voting Policy


         LMFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds' Board reviews and approves the use of those policies and procedures. Accordingly, LMFA does not expect to have proxy-voting responsibility for any of the funds.

         Should LMFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMFA (or its affiliates if such conflict is known to persons responsible for voting at LMFA) and any fund, the Board of Directors of LMFA shall consider how to address the conflict and/or how to vote the proxies. LMFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

         LMFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

     Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

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                                [GRAPHIC OMITTED]

                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES


INTRODUCTION

Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.


VOTING AND MONITORING RESPONSIBILITY
Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients' custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.

VOTING AUTHORITY

Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.


HOW PROXIES ARE VOTED

Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.


CONFLICTS OF INTEREST

Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying any proxy voting proposals that present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.

If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either
(a) the recommendations of ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.


WHEN BATTERYMARCH MAY NOT VOTE

Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. For example, voting proxies for shares of foreign securities may involve significant costs, such as translation of proxy materials. In some foreign markets, there are laws that prevent Batterymarch from selling shares for a period of time before and/or after a shareholder meeting (also known as "share blocking"). Where share blocking occurs, shares must be "frozen" for trading purposes in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to several weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in share blocking markets, Batterymarch retains the right whether or not to vote, based on the determination of Batterymarch's investment personnel.

ISS sends a periodic report of securities with upcoming meetings in share blocking markets. This report details the type of meeting, the market and the blocking period. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.


RECORDKEEPING AND REPORTING

ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

REQUESTS TO OBTAIN PROXY VOTING INFORMATION

Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:





         By mail



         Batterymarch Financial Management, Inc.

         Attention: Compliance Department

         200 Clarendon Street, 49th Floor

         Boston, Massachusetts   02116

         USA



         By telephone



         (617) 266-8300



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

                                [GRAPHIC OMITTED]

                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

                             PROXY VOTING PHILOSOPHY

Batterymarch recognizes that proxy voting is an integral part of its responsibilities as an investment manager. As a general principle, Batterymarch believes proxies should be voted solely in the best interests of its clients. Batterymarch generally votes proxies with a view to enhancing the value of the securities held in client accounts; Batterymarch will generally vote for any proposal that will maximize shareholder wealth or expand shareholder rights, and vote against any proposal that might decrease shareholder wealth or rights.

When Batterymarch is responsible for voting proxies, Batterymarch's policy is generally to vote in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

                             PROXY VOTING GUIDELINES

In the absence of any specific direction from clients, proxy voting will normally be conducted in accordance with ISS's standard guidelines. The following attachments are concise summaries of ISS's standard proxy voting policy guidelines relating to domestic and global proxies.


                  2005 DOMESTIC PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of certain proxy voting recommendations contained in the ISS Proxy Voting Manual.


1. Operational Items

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

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

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
o An auditor has a financial interest in or association with the company, and is therefore not independent o Fees for non-audit services are excessive, or o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2. Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
o Attend less than 75 percent of the board and committee meetings without a valid excuse
o Implement or renew a dead-hand or modified dead-hand poison pill
o Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
o Ignore a shareholder proposal that is approved by a majority of the shares outstanding
o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o Failed to act on takeover offers where the majority of the shareholders tendered their shares
o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
o Are audit committee members and the non-audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.
o Are inside directors or affiliated outside directors and the full board is less than majority independent
o Sit on more than six public company boards, or on more than two public boards in addition to their own if they are CEOs of public companies.
o Are on the compensation committee when there is a negative correlation between chief executive pay and company performance o Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually. Cumulative Voting Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

Director and Officer Indemnification and Liability Protection
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
o Only if the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)
Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director).
o Two-thirds independent board
o All-independent key committees
o Established governance guidelines
Additionally, the company should not have under-performed its peers.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Open Access
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement. Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

3. Proxy Contests

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
o Long-term financial performance of the target company relative to its industry; management's track record o Background to the proxy contest
o Qualifications of director nominees (both slates)
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
o Purchase price
o Fairness opinion
o Financial and strategic benefits
o How the deal was negotiated
o Conflicts of interest
o Other alternatives for the business
o Noncompletion risk.


Asset Sales
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
o Impact on the balance sheet/working capital
o Potential elimination of diseconomies
o Anticipated financial and operating benefits
o Anticipated use of funds
o Value received for the asset
o Fairness opinion
o How the deal was negotiated
o Conflicts of interest.

Bundled Proposals
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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Conversion of Securities
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
o Dilution to existing shareholders' position
o Terms of the offer
o Financial issues
o Management's efforts to pursue other alternatives
o Control issues
o Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
o The reasons for the change
o Any financial or tax benefits
o Regulatory benefits
o Increases in capital structure
o Changes to the articles of incorporation or bylaws of the company.
o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
o Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
o Prospects of the combined company, anticipated financial and operating benefits
o Offer price

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o Fairness opinion
o How the deal was negotiated
o Changes in corporate governance
o Change in the capital structure
o Conflicts of interest.

Private Placements/Warrants/Convertible Debentures
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
o Tax and regulatory advantages
o Planned use of the sale proceeds
o Valuation of spinoff
o Fairness opinion
o Benefits to the parent company
o Conflicts of interest
o Managerial incentives
o Corporate governance changes
o Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders. Vote AGAINST proposals to amend the charter to include control share acquisition provisions. Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions
Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions
Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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Freezeout Provisions
Vote FOR proposals to opt out of state freezeout provisions.

Greenmail
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

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Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:
o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

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

o Cash compensation, and
o Categorization of the company as emerging, growth, or mature.
These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which (1) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.
Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.
However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as an DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

o The compensation committee has reviewed all components of the CEO's compensation, including the following:


-Base salary, bonus, long-term incentives
-Accumulative realized and unrealized stock option and restricted stock gains -Dollar value of perquisites and other personal benefits to the CEO and the cost to the company
-Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program
-Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

o A tally sheet with all the above components should be disclosed for the following termination scenarios:
-Payment if termination occurs within 12 months: $_____
-Payment if "not for cause" termination occurs within 12 months: $_____ -Payment if "change of control" termination occurs within 12 months: $_____

o The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

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

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

o The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants(2). Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

Director Compensation
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

o  Director stock ownership guidelines
-  A minimum of three times the annual cash retainer.

o  Vesting schedule or mandatory holding/deferral period
-  A minimum vesting of three years for stock options or restricted stock, or
-  Deferred stock payable at the end of a three-year deferral period.

_____________________________________
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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

o  Mix between cash and equity
- A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.
- If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

o  Retirement/Benefit and Perquisites programs
-  No retirement/benefits and perquisites provided to non-employee directors.

o  Quality of disclosure
- Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

Stock Plans in Lieu of Cash
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

Director Retirement Plans
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
o Historic trading patterns
o Rationale for the repricing
o Value-for-value exchange
o Treatment of surrendered options
o Option vesting
o Term of the option o Exercise price
o Participation.

Qualified Employee Stock Purchase Plans
Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:
o Purchase price is at least 85 percent of fair market value
o Offering period is 27 months or less, and
o The number of shares allocated to the plan is ten percent or less of the outstanding shares
Vote AGAINST qualified employee stock purchase plans where any of the following apply:
o Purchase price is less than 85 percent of fair market value, or
o Offering period is greater than 27 months, or
o The number of shares allocated to the plan is more than ten percent of the outstanding shares

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Nonqualified Employee Stock Purchase Plans
Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:
o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).
o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.
o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.
o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals) Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

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

Performance-Based Awards
Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:
o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)
o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
o The triggering mechanism should be beyond the control of management
o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs
o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the ownership structure.

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERPS)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
o The availability and feasibility of alternatives to animal testing to ensure product safety, and
o The degree that competitors are using animal-free testing
o Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
o The company has already published a set of animal welfare standards and monitors compliance
o The company's standards are comparable to or better than those of peer firms, and
o There are no serious controversies surrounding the company's treatment of animals

Drug Pricing
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
o Whether the proposal focuses on a specific drug and region
o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
o Whether the company already limits price increases of its products
o Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries
o The extent that peer companies implement price restraints

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

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.
Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure
o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs
o Any voluntary labeling initiatives undertaken or considered by the company. Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds.
o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure
o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.
Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.
Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to
eliminate  GE  ingredients  from  the  company's   products.   Such  resolutions
presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees
o The company's existing healthcare policies, including benefits and healthcare access for local workers
o Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

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

o Whether the company has adequately disclosed the financial risks of its subprime business
o Whether the company has been subject to violations of lending laws or serious lending controversies
o Peer companies' policies to prevent abusive lending practices

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:
o Whether the company complies with all local ordinances and regulations
o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
o The risk of any health-related liabilities
Advertising to youth:
o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
o Whether the company has gone as far as peers in restricting advertising
o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
o Whether restrictions on marketing to youth extend to foreign countries Cease production of tobacco-related products or avoid selling products to tobacco companies:
o The percentage of the company's business affected
o The economic loss of eliminating the business versus any potential tobacco-related liabilities. Spinoff tobacco-related businesses:
o The percentage of the company's business affected
o The feasibility of a spinoff
o Potential future liabilities related to the company's tobacco business Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities. Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge
Generally vote AGAINST requests for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

o New legislation is adopted allowing development and drilling in the ANWR region;
o The company intends to pursue operations in the ANWR; and
o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
o Environmentally conscious practices of peer companies, including endorsement of CERES
o Costs of membership and implementation.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

o The feasibility of financially quantifying environmental risk factors,
o The company's compliance with applicable legislation and/or regulations regarding environmental performance,
o The costs associated with implementing improved standards,
o The potential costs associated with remediation resulting from poor environmental performance, and
o The current level of disclosure on environmental policies and initiatives.

Environmental Reports
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
o The nature of the company's business and the percentage affected
o The extent that peer companies are recycling
o The timetable prescribed by the proposal
o The costs and methods of implementation
o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or
o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

Outsourcing/ Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
o Risks associated with certain international markets
o The utility of such a report to shareholders
o The existence of a publicly available code of corporate conduct that applies to international operations

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
o The relevance of the issue to be linked to pay
o The degree that social performance is already included in the company's pay structure and disclosed
o The degree that social performance is used by peer companies in setting pay
o Violations or complaints filed against the company relating to the particular social performance measure
o Artificial limits sought by the proposal, such as freezing or capping executive pay
o Independence of the compensation committee
o Current company pay levels.

Charitable/Political Contributions
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
o The company is in compliance with laws governing corporate political activities, and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.
Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.
Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote  AGAINST   proposals   restricting  the  company  from  making   charitable
contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

China Principles
Vote AGAINST proposals to implement the China Principles unless:
o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
o The nature and amount of company business in that country
o The company's workplace code of conduct
o Proprietary and confidential information involved
o Company compliance with U.S. regulations on investing in the country
o Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
o Agreements with foreign suppliers to meet certain workplace standards
o Whether company and vendor facilities are monitored and how
o Company participation in fair labor organizations
o Type of business
o Proportion of business conducted overseas
o Countries of operation with known human rights abuses
o Whether the company has been recently involved in significant labor and human rights controversies or violations o Peer company standards and practices
o Union presence in company's international factories
o Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
o The company does not operate in countries with significant human rights violations
o The company has no recent human rights controversies or violations, or
o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
o Company compliance with or violations of the Fair Employment Act of 1989
o Company antidiscrimination policies that already exceed the legal requirements
o The cost and feasibility of adopting all nine principles
o The cost of duplicating efforts to follow two sets of standards
(Fair Employment and the MacBride Principles)
o The potential for charges of reverse discrimination
o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
o The level of the company's investment in Northern Ireland
o The number of company employees in Northern Ireland
o The degree that industry peers have adopted the MacBride Principles
o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
o Whether the company has in the past manufactured landmine components
o Whether the company's peers have renounced future production
o Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
o What weapons classifications the proponent views as cluster bombs
o Whether the company currently or in the past has manufactured cluster bombs or their components
o The percentage of revenue derived from cluster bomb manufacture
o Whether the company's peers have renounced future production

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:
o The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption
o Compliance with U.S. sanctions and laws

Spaced-Based Weaponization
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
o The information is already publicly available or
o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless:
o The board composition is reasonably inclusive in relation to companies of similar size and business or
o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
o The degree of board diversity
o Comparison with peer companies
o Established process for improving board diversity

o Existence of independent nominating committee
o Use of outside search firm
o History of EEO violations.

Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
o The company has well-documented equal opportunity programs
o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o The company has no recent EEO-related violations or litigation.
Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
o The composition of senior management and the board is fairly inclusive
o The company has well-documented programs addressing diversity initiatives and leadership development
o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation
Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.
Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.



                   2005 GLOBAL PROXY VOTING GUIDELINES SUMMARY
The following is a concise summary of ISS's general policies for voting global proxies.
In addition to the guidelines summarized below, ISS has country- and market-specific policies that are applied when voting proxies.

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
o There are concerns about the accounts presented or audit procedures used; or
o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
o There are serious concerns about the accounts presented or the audit procedures used;
o The auditors are being changed without explanation; or
o Nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
o There are serious concerns about the statutory reports presented or the audit procedures used;
o Questions exist concerning any of the statutory auditors being appointed; or
o The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors Vote FOR approval of the allocation of income, unless:
o The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Director Elections
Vote FOR management nominees in the election of directors, unless: o Adequate disclosure has not been met in a timely fashion;
o There are clear concerns over questionable finances or restatements;
o There have been questionable transactions with conflicts of interest;
o There are any records of abuses against minority shareholder interests; and
o The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST
proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
o There are serious questions about actions of the board or management for the year in question; or o Legal action is being taken against the board by other shareholders. Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.


Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
o The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
o The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances
(and less than 25 percent for companies in Japan).
Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BYCASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans Vote FOR share repurchase plans, unless:
o Clear evidence of past abuse of the authority is available; or
o The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.


MERGERS AND ACQUISITIONS

Vote FOR mergers and acquisitions, unless:
o The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
o The company's structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote  AGAINST  proposals  that  limit  the  company's  business   activities  or
capabilities or result in significant costs being incurred with little or no benefit.

                      Legg Mason Charles Street Trust, Inc.

Part C.           Other Information

Item 23. Exhibits

(a)      (i)      Articles of Amendment and Restatement filed June 3, 1998 (1)
         (ii)     Articles Supplementary filed June 3, 1998 (1)
         (iii)    Articles of Amendment filed September 21, 1998 (5)
         (iv)     Articles Supplementary filed October 1, 1999 (4)
         (v)      Articles of Amendment filed October 1, 1999 (4)
         (vi)     Articles Supplementary filed October 3, 2000 (5)
         (vii)    Articles of Amendment filed April 27, 2001 (5)

(b)      Amended and Restated Bylaws (10)

(c) Instruments defining rights of security holders with respect to Legg Mason Charles Street Trust, Inc. are contained in the Articles of Amendment and Restatement (with subsequent amendments) and in the Amended and Restated Bylaws which are incorporated by reference to Exhibits (a) and (b) to Post-Effective Amendment No. 9 to Registrant's Registration Statement, SEC File No. 333-44423, filed May 29, 2003.

(d)      (i)   Investment Management Agreement - Batterymarch U.S. Small
               Capitalization Equity Portfolio (7)
         (ii)  Investment Advisory Agreement - Batterymarch U.S. Small
               Capitalization Equity Portfolio (7)
        (iii)  Fee Waiver Agreement - filed herewith

(e)      (i)   Distribution Agreement - filed herewith
         (ii)  Form of Dealer Agreement (14)

(f)      Bonus, profit sharing or pension plans -- none

(g)      (i)   Custodian Contract (2)
        (ii)   Amendment to Custodian Contract dated July 1, 2001 (7)

(h)      (i)   Transfer Agency and Service Agreement (2)
         (ii)  Amendment to Transfer Agency and Service Agreement dated November
               1, 2001 (9)
         (iii) Amendment and Restatement of Credit Agreement dated March 15,
               2002 (6)
         (iv)  First Amendment to Amendment and Restatement of Credit Agreement
               dated March 14, 2003 (8)
         (v)   Second Amendment to Amendment and Restatement of Credit Agreement
               dated March 12, 2004 (11)
         (vi)  Sub-Accounting Agreement (13)

(i)      Opinion of counsel (1) and (3)

(j)      Auditor's consent - filed herewith

(k)      Financial statements omitted from Item 22 - not applicable

(l)      Agreement for providing initial capital - none

(m)      (i)   Plan pursuant to Rule 12b-1 for Batterymarch U.S. Small
               Capitalization Equity Portfolio (11)
         (ii)  Amendment to the Financial Intermediary Class Distribution Plan -
               filed herewith

(n)      Multiple Class Plan pursuant to Rule 18f-3 (4)

(p)      (i)   Code of Ethics for the fund, LMFA and LMIS (12)
         (ii)  Batterymarch Financial Management, Inc. (15)

(1) Incorporated herein by reference to corresponding exhibit of Pre-Effective Amendment No. 1 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed June 5, 1998.

(2) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 2 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed June 2, 1999.

(3) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 5 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed October 1, 1999.

(4) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 6 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed August 1, 2000.

(5) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 7 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423 filed July 18, 2001.

(6) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 33 to the Registration Statement of Legg Mason Income Trust, Inc., SEC File No. 33-12092, filed April 3, 2002.

(7) Incorporated herein by reference to the corresponding exhibit of Post-Effective Amendment No. 8 to the Registration Statement of Legg Mason Charles Street Trust, Inc., SEC File No. 333-44423, filed July 23, 2002.

(8) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 35 to the Registration Statement of Legg Mason Income Trust, Inc., SEC File No. 33-12092, filed April 17, 2003.

(9) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 40 to the Registration Statement of Legg Mason Cash Reserve Trust, SEC File No. 2-62218, filed November 1, 2002.

(10) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 9 to the Registration Statement of Legg Mason Charles Street Trust, SEC File No. 333-44423, filed May 29, 2003.

(11) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 7 to the Registration Statement of Legg Mason Investment Trust, Inc., SEC File No. 333-88715, filed April 21, 2004.

(12) Incorporated herein by reference to corresponding exhibit of Post-Effective Amendment No. 45 to the Registration Statement of Legg Mason Cash Reserve Trust, SEC File No. 2-62218, filed December 28, 2005.

(13) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 38 to the Registration Statement of Legg Mason Value Trust, Inc., SEC File No. 2-75766, filed July 29, 2005.

(14) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 22 to the Registration Statement of Legg Mason Growth Trust, Inc., SEC File No. 33-89090, filed April 27, 2006.

(15) Incorporated herein by reference to corresponding Exhibit of Post-Effective Amendment No. 28 to the Registration Statement of Legg Mason Global Trust, Inc., SEC File No. 33-56672, filed April 29, 2005.


Item 24.    Persons Controlled by or under Common Control with Registrant - None

Item 25.    Indemnification

Reference is made to Article 9 of Registrant's Amended and Restated Articles of Incorporation, Article 10 of Registrant's Amended and Restated Bylaws, Section 2-418 of the Maryland General Corporation Law and Section 10 of the Distribution Agreement. Article 10 of Registrant's Amended and Restated Bylaws also provides that certain expenses incurred in defending a proceeding involving directors, officers, employees and agents will be paid by the Corporation in advance of a final disposition thereof if certain conditions are met.

In Section 10 of the Distribution Agreement relating to the securities offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended ("Securities Act"), against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectuses and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser

                  (a) Legg Mason Fund Adviser, Inc. ("LMFA") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of LMFA have been engaged as director, officer, employee, partner, or trustee.

Deepak Chowdhury           Vice President and Director, LMFA
                           Senior Vice President, Legg Mason, Inc.
                           Director, LMIC
                           Director, Barrett
                           Director, Bartlett
                           Director, Batterymarch
                           Director, Berkshire
                           Director, LMAM
                           Director, LM Holdings
                           Director, PCM I
                           Director, PCM II

Mark R. Fetting            President, Chairman and Director, LMFA
                           Senior Executive Vice President, Legg Mason, Inc.
                           Managing Director, LMIS
                           Director, LMCM
                           Director, LMFM
                           Director, LMFunds
                           Manager, Royce

Gregory T. Merz            Vice President and Secretary, LMFA
                           Vice President and Deputy General Counsel, Legg
                                Mason, Inc.




         (b) Batterymarch Financial Management Inc. ("Batterymarch") is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The following is a list of other substantial business activities in which directors, officers or partners of Batterymarch have been engaged as director, officer, employee, partner, or trustee.

Deepak Chowdhury           Director, Batterymarch
                           Vice President and Director, LMFA
                           Senior Vice President, Legg Mason, Inc.
                           Director, LMIC
                           Director, Barrett
                           Director, Bartlett
                           Director, Berkshire
                           Director, LMAM
                           Director, LM Holdings
                           Director, PCM I
                           Director, PCM II

Phillip E. Channen         Controller and CCO, Batterymarch
                           Assistant Secretary, Batterymarch GP, LLC

William L. Elcock          CEO and Director, Batterymarch
                           Director, Batterymarch GP, LLC

Francis X. Tracy           President, Treasurer, Secretary and CFO, Batterymarch
                           Director, Batterymarch GP, LLC

Tania Zouikin              Chairman, Batterymarch
                           Director, Batterymarch GP, LLC


Addresses for Item 26(a) and 26(b):

Barrett Associates, Inc.  ("Barrett")
90 Park Avenue
New York, NY  10016

Bartlett & Co.  ("Bartlett")
36 East Fourth Street
Cincinnati, OH  45202

Batterymarch Financial Management, Inc. ("Batterymarch")
200 Clarendon Street
Boston, MA  02116

Batterymarch GP, LLC
200 Clarendon Street
Boston, MA 02116

Berkshire Asset Management, Inc.  ("Berkshire")
46 Public Square, Suite 700
Wilkes-Barre, PA  18701

Legg Mason Asset Management (Asia) Pte. Ltd ("LMAM")
Three Temasek Avenue, #10-02, Centennial Tower
Singapore 039010

Legg Mason Capital Management, Inc.  ("LMCM")
100 Light Street
Baltimore, MD  21202

Legg Mason Fund Adviser, Inc.  ("LMFA")
100 Light Street
Baltimore, MD  21202

Legg Mason Funds Management, Inc.  ("LMFM")
100 Light Street
Baltimore, MD  21202

Legg Mason, Inc.
100 Light Street
Baltimore, MD  21202

Legg Mason Investment Counsel & Trust Company, N.A.  ("LMIC")
100 Light Street
Baltimore, MD  21202

Legg Mason Investor Services, LLC  ("LMIS")
100 Light Street
Baltimore, MD  21202

LM Fund Services, Inc. ("LMFunds")
100 Light Street
Baltimore, MD 21202

LM Holdings, Limited ("LM Holdings")
155 Bishopsgate
London EC2M 3TY England

PCM Holdings I, Inc. ("PCM I")
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

PCM Holdings II, LLC ("PCM II")
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

Royce & Associates, Inc. ("Royce")
1414 Avenue of the Americas
New York, NY  10019

Item 27.          Principal Underwriters

         (a) Legg Mason Income Trust, Inc.; Legg Mason Tax-Free Income Fund; Legg Mason Growth Trust, Inc.; Legg Mason Special Investment Trust, Inc.; Legg Mason Global Trust, Inc.; Legg Mason Value Trust, Inc.; Legg Mason Light Street Trust, Inc.; Legg Mason Investment Trust, Inc.; Legg Mason Investors Trust, Inc.; Western Asset Funds, Inc.; Legg Mason Partners Trust II; CitiFunds Trust I; Salomon Funds Trust; Legg Mason Partners Variable Portfolios V; CitiFunds Premium Trust; CitiFunds Institutional Trust; CitiFunds Trust III; Legg Mason Partners Lifestyle Series, Inc.; Legg Mason Partners Variable Portfolios IV; Legg Mason Partners Investment Series; Consulting Group Capital Markets Funds; High Income Opportunity Fund, Inc.; Intermediate Muni Fund, Inc.; Legg Mason Partners Small Cap Core Fund, Inc.; Legg Mason Partners Investment Trust; Real Estate Income Fund, Inc.; Managed High Income Portfolio, Inc.; Managed Municipals Portfolio, Inc.; Municipal High Income Fund, Inc.; Citigroup Investments Corporate Loan Fund, Inc.; Zenix Income Fund, Inc.; Salomon Brothers Capital Fund, Inc.; Salomon Brothers Investors Value Fund, Inc.; Salomon Brothers Fund, Inc.; Salomon Brothers Institutional Series Fund, Inc., Salomon Brothers Series Funds, Inc.; Legg Mason Partners Variable Portfolios I; Salomon Brothers Opportunity Fund, Inc.; Salomon Brothers 2008 Worldwide Government Term Trust; Salomon Brothers High Income Fund, Inc.; Salomon Brothers High Income Fund II, Inc.; Salomon Brothers Emerging Markets Income Fund, Inc.; Salomon Brothers Emerging Markets Income Fund II, Inc.; Salomon Brothers Emerging Markets Floating Rate Fund, Inc.; Salomon Brothers Global High Income Fund, Inc.; Salomon Brothers Emerging Markets Debt Fund, Inc.; Salomon Brothers Capital and Income Fund, Inc.; Salomon Brothers Global Partners Income Fund, Inc.; Salomon Brothers Municipal Partners Fund, Inc.; Salomon Brothers Municipal Partners Fund II, Inc.; Salomon Brothers Variable Rate Strategic Fund, Inc.; Salomon Brothers Inflation Management Fund; Legg Mason Partners Adjustable Rate Income Fund; Legg Mason Partners Aggressive Growth Fund, Inc.; Legg Mason Partners Appreciation Fund, Inc.; Legg Mason Partners Arizona Municipals Fund, Inc.; Legg Mason Partners California Municipals Fund, Inc.; Legg Mason Partners Equity Funds; Legg Mason Partners Fundamental Value Fund, Inc.; Legg Mason Partners Funds, Inc.; Legg Mason Partners Income Funds; Smith Barney Institutional Cash Management Fund, Inc.; Legg Mason Partners Investment Funds, Inc.; Legg Mason Partners Core Plus Bond Fund, Inc.; Legg Mason Partners Managed Municipals Fund, Inc.; Legg Mason Partners Massachusetts Municipal Funds; Smith Barney Money Funds, Inc.; Legg Mason Partners Municipal Funds; Smith Barney Municipal Money Market Fund, Inc.; Legg Mason Partners New Jersey Municipals Fund, Inc.; Legg Mason Partners Oregon Municipals Fund; Legg Mason Partners World Funds, Inc.; Legg Mason Partners Sector Series, Inc.; Legg Mason Partners Variable Portfolios III; and various series of unit investment trusts.


(b) The following table sets forth information concerning each director and officer of the Registrant's principal underwriter, Legg Mason Investor Services, LLC ("LMIS").

Name and Principal              Position and Offices               Positions and Offices
Business Address*               with Underwriter - LMIS            with Registrant
-----------------------------------------------------------------------------------

Timothy C. Scheve                   Managing Director                  None

Mark R. Fetting                     Managing Director                  President and Director

D. Stuart Bowers                    Vice President                     None

W. Talbot Daley                     Vice President                     None

Thomas J. Hirschmann                Vice President                     None

Joseph M. Furey                     General Counsel and                None
                                    Chief Compliance Officer

Theresa M. Silberzahn               Chief Financial Officer            None


Ronald Holinsky                     Counsel                            None

Robert E. Patterson                 Counsel                            None

Elisabeth F. Craig                  AML Compliance Officer and         None
                                    Director of Continuing Education

* All addresses are 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.



Item 28.  Location of Accounts and Records

   State Street Bank and Trust Company           Legg Mason Fund Adviser, Inc.
   P. O. Box 1713                       and      100 Light Street
   Boston, Massachusetts  02105                  Baltimore, Maryland  21202

Item 29.  Management Services - None

Item 30.  Undertakings - None

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Legg Mason Charles Street Trust, Inc., certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 15 to its Registration Statement under Rule 485(b) under the Securities Act of 1933, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore and State of Maryland, on the 26th day of July, 2006.

                                           LEGG MASON CHARLES STREET TRUST, INC.


                                                         By: /s/ Mark R. Fetting
                                                              Mark R. Fetting
                                                              President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                            Title                              Date

/s/ John F. Curley, Jr.*                    Chairman and Director                       July 26, 2006
------------------------------------
John F. Curley, Jr.

/s/ Mark R. Fetting                                                                     July 26, 2006
------------------------------------        President (Principal Executive
Mark R. Fetting                             Officer) and Director

/s/ Ruby P. Hearn*                          Director                                    July 26, 2006
------------------------------------
Ruby P. Hearn

/s/ Arnold L. Lehman*                       Director                                    July 26, 2006
------------------------------------
Arnold L. Lehman

/s/ Robin J.W. Masters*                     Director                                    July 26, 2006
------------------------------------
Robin J.W. Masters

/s/ Jill E. McGovern*                       Director                                    July 26, 2006
------------------------------------
Jill E. McGovern

/s/ Arthur S. Mehlman*                      Director                                    July 26, 2006
------------------------------------
Arthur S. Mehlman

/s/ G. Peter O'Brien*                       Director                                    July 26, 2006
------------------------------------
G. Peter O'Brien

/s/ S. Ford Rowan*                          Director                                    July 26, 2006
------------------------------------
S. Ford Rowan

/s/ Robert M. Tarola*                       Director                                    July 26, 2006
------------------------------------
Robert M. Tarola

/s/ Marie K. Karpinski                                                                  July 26, 2006
------------------------------------        Vice President and
Marie K. Karpinski                          Chief Financial Officer
                                            (Principal Financial and Accounting Officer)

* Signatures affixed by Richard M. Wachterman pursuant to a power of attorney, a copy of which is filed herewith.

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee of one or more of the following investment companies (as set forth in the companies' Registration Statements on Form N-1A):

LEGG MASON CASH RESERVE TRUST          LEGG MASON VALUE TRUST, INC.
LEGG MASON INCOME TRUST, INC.          LEGG MASON CHARLES STREET TRUST, INC.
LEGG MASON GLOBAL TRUST, INC.          LEGG MASON SPECIAL INVESTMENT TRUST, INC.
LEGG MASON TAX-EXEMPT TRUST, INC.      LEGG MASON INVESTORS TRUST, INC.
LEGG MASON TAX-FREE INCOME FUND        LEGG MASON LIGHT STREET TRUST, INC.
LEGG MASON GROWTH TRUST, INC.          LEGG MASON INVESTMENT TRUST, INC.

plus any other investment company for which Legg Mason Fund Adviser, Inc. or an affiliate thereof acts as investment adviser or manager and for which the undersigned individual serves as Director/Trustee hereby severally constitute and appoint each of MARK R. FETTING, MARIE K. KARPINSKI, RICHARD M. WACHTERMAN, GREGORY T. MERZ, ARTHUR J. BROWN and ARTHUR C. DELIBERT my true and lawful attorney-in-fact, with full power of substitution, and each with full power to sign for me and in my name in the appropriate capacity and only for those companies described above for which I serve as Director/Trustee, any
Registration Statements on Form N-1A, all Pre-Effective Amendments to any Registration Statements of the Funds, any and all Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the Securities and Exchange Commission and the securities regulators of appropriate states and territories, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorney-in-fact or their substitutes may do or cause to be done by virtue hereof.

WITNESS my hand on the date set forth below.

SIGNATURE                                                      DATE

/s/ John F. Curley, Jr.                                        November 11, 2004
----------------------------------------
John F. Curley, Jr.

/s/ Mark R. Fetting                                            November 11, 2004
----------------------------------------
Mark R. Fetting

/s/ Ruby P. Hearn                                              November 11, 2004
----------------------------------------
Ruby P. Hearn

/s/ Arnold L. Lehman                                           November 11, 2004
----------------------------------------
Arnold L. Lehman

/s/ Robin J.W. Masters                                         November 11, 2004
----------------------------------------
Robin J.W. Masters

/s/ Jill E. McGovern                                           November 11, 2004
----------------------------------------
Jill E. McGovern

/s/ Arthur S. Mehlman                                          November 11, 2004
----------------------------------------
Arthur S. Mehlman

/s/ Jennifer W. Murphy                                         November 11, 2004
----------------------------------------
Jennifer W. Murphy

/s/ G. Peter O'Brien                                           November 11, 2004
----------------------------------------
G. Peter O'Brien

/s/ S. Ford Rowan                                              November 11, 2004
----------------------------------------
S. Ford Rowan

/s/ Robert M. Tarola                                           November 11, 2004
----------------------------------------
Robert M. Tarola

                      Legg Mason Charles Street Trust, Inc.

                                    Exhibits



Exhibit (d)(iii)              Fee Waiver Agreement

Exhibit (e)(i)                Distribution Agreement

Exhibit (j)                   Auditor's Consent

Exhibit (m)(ii)               Amendment to the Financial Intermediary Class
                                  Distribution Plan